                               PURCHASE AGREEMENT

                                    BETWEEN

                                 BOMBARDIER INC.

                                      AND

                             NORTHWEST AIRLINES, INC.


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                  RELATING TO THE PURCHASE OF SEVENTY FIVE (75)
                         CANADAIR REGIONAL JET AIRCRAFT

                   INCLUDING RELATED CUSTOMER SUPPORT SERVICES
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Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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                                TABLE OF CONTENTS

   ARTICLE
             1             INTERPRETATION
             2             SUBJECT MATTER OF SALE
             3             CUSTOMER SUPPORT SERVICES AND WARRANTY
             4             PRICE
             5             PAYMENT
             6             DELIVERY PROGRAM
             7             NORTHWEST INFORMATION
             8             CERTIFICATION FOR EXPORT
             9             ACCEPTANCE PROCEDURE
            10             TITLE AND RISK
            11             CHANGES
            12             NORTHWEST'S REPRESENTATIVES AT MANUFACTURE SITE
            13             EXCUSABLE DELAY
            14             NON-EXCUSABLE DELAY
            15             LOSS OR DAMAGE
            16             TERMINATION
            17             NOTICES
            18             INDEMNITY AGAINST PATENT INFRINGEMENT
            19             LIMITATION OF LIABILITY
            20             ASSIGNMENT
            21             SUCCESSORS
            22             APPLICABLE LAWS
            23             CONFIDENTIAL NATURE OF AGREEMENT
            24             AGREEMENT

   EXHIBIT  I              CERTIFICATE OF ACCEPTANCE
   EXHIBIT  II             BILL OF SALE
   EXHIBIT  IIIA           CERTIFICATE OF RECEIPT OF AIRCRAFT
   EXHIBIT  IIIB           QUEBEC TAX CERTIFICATE
   EXHIBIT  IV             CHANGE ORDER

   SCHEDULE I              PRICE
   SCHEDULE II             DELIVERY SCHEDULE
   SCHEDULE III            ANNEX A - PRODUCT SUPPORT SERVICES
                           ANNEX B - WARRANTY AND SERVICE LIFE POLICY
   SCHEDULE IV             TRAINING

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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This Agreement is made on the 6th day of July 2001


BY AND BETWEEN:        BOMBARDIER INC., a Canadian corporation represented by
                       Bombardier Aerospace, Regional Aircraft having an office located at 123 Garratt Boulevard, Downsview,Ontario,
                       Canada

                       ("Bombardier")

AND: NORTHWEST AIRLINES, INC., a Minnesota corporation having an office located at 5101 Northwest Drive, St. Paul, Minnesota 55111-3034

                       ("Northwest")

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHEREAS Northwest desires to purchase seventy-five (75) Aircraft (as later defined) and to secure purchase rights for additional aircraft (Option Aircraft and Purchase Right Aircraft as later defined) and related data, documents, and services under this Agreement (as later defined), and Bombardier desires to arrange the sale of such Aircraft, data, documents and services to Northwest,

NOW THEREFORE, in consideration of the mutual covenants herein contained, Northwest and Bombardier agree as follows:

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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ARTICLE 1  -  INTERPRETATION

1.1 The recitals above have been inserted for convenience only and do not form part of this Agreement.

1.2 The headings in this Agreement are included for convenience only and shall not be used in the construction and interpretation of this Agreement.

1.3 In this Agreement, unless otherwise expressly provided, the singular includes the plural and vice-versa.

1.4 In this Agreement the following expressions shall, unless otherwise expressly provided, mean:

      (a)   "Acceptance Period" shall have the meaning attributed to it in
            Article 9.3;

      (b) "Acceptance Date" shall have the meaning attributed to it in Article 9.7(a);

      (c) "Agreement" means this Agreement, including its Exhibits, Schedules and Letter Agreements, if any, attached hereto (each of which is incorporated in this Agreement by this reference), as they may be amended pursuant to the provisions of this Agreement;

      (d) "Aircraft" shall have the meaning attributed to it in Article 2.1. "Aircraft" shall also include Option Aircraft (including Purchase Right Aircraft which become Option Aircraft) once the option rights have been exercised by Northwest;

      (e)   "Aircraft Base Price" shall have the meaning attributed to it in
            Article 4.1;

      (ee)  "Aircraft Net Price" shall have the meaning attributed to it in
            Article 3 of Schedule I;

      (f)   "Aircraft Purchase Price" shall have the meaning attributed to it in
            Article 4.2;

      (g) "Bill of Sale" shall have the meaning attributed to it in Article 9.7(c);

      (h)   "BFE" shall have the meaning attributed to it in Article 11.1;

      (i) "Northwest Selected Optional Features" shall have the meaning attributed to it in Article 2.1;

      (j) "Option Aircraft" shall have the meaning attributed to it in Article 2.2;

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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      (k)   "Delivery Date" shall have the meaning attributed to it in Article
            9.7(c);

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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      (l)   "Economic Adjustment Formula" shall have the meaning attributed to it in Article 4.2;

      (m) "Excusable Delay" shall have the meaning attributed to it in Article 13.1;

      (n)   "FAA" shall have the meaning attributed to it in Article 8.1;

      (o)   "Non-Excusable Delay" shall have the meaning attributed to it in
            Article 14.1;

      (p)   "Notice" shall have the meaning attributed to it in Article 17.1;

      (q)   "Purchase Right Aircraft" shall have the meaning attributed to it in
            Article 2.3;

      (r)   "Other Patents" shall have the meaning attributed to it in Article
            18.1;

      (s)   "Permitted Change" shall have the meaning attributed to it in
            Article 11.2;

      (t)   "Readiness Date" shall have the meaning attributed to it in Article
            9.1;

      (u)   "Regulatory Change" shall have the meaning attributed to it in
            Article 8.4;

      (v) "Scheduled Delivery Dates" shall have the meaning attributed to it in Article 6;

      (w)   "Specification" shall have the meaning attributed to it in Article
            2.1;

      (x)   "Taxes" shall have the meaning attributed to it in Article 4.3;

      (y)   "TC" shall have the meaning attributed to it in Article 8.1; and

      (z)   "CRJ-440" shall have the meaning attributed to it in Article 2.1.


1.5   All dollar amounts in this Agreement are in United States Dollars.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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ARTICLE 2  -  SUBJECT MATTER OF SALE

2.1 Subject to the provisions of this Agreement, Bombardier will sell and Northwest will purchase seventy-five (75) Canadair Regional Jet aircraft model CL-600-2B19 manufactured pursuant to specification no. RAD 601R-206 ("CRJ-440") dated March 2001 as that specification may be modified from time to time in accordance with this Agreement (the "Specification") as supplemented to reflect the incorporation of the Northwest selected optional features ("Northwest Selected Optional Features") listed in Attachment A to Article 1 of Schedule I hereto (individually an "Aircraft" and collectively the "Aircraft").

2.2 Subject to the provisions of this Agreement, Northwest may purchase [*] additional Aircraft (the "Option Aircraft") in accordance with the terms set forth in Letter Agreement No. 03 attached hereto.

2.3 Subject to the provisions of this Agreement, Northwest may purchase a further [*] additional Aircraft (the "Purchase Right Aircraft") in accordance with the terms set forth in Letter Agreement No. 04 attached hereto.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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ARTICLE 3  -  PRODUCT SUPPORT

3.1 Bombardier shall provide to Northwest the product support for the Aircraft including, on-site support, technical publications and spares provisioning, pursuant to the provisions of Schedule III - Annex A attached hereto.

3.2 Bombardier shall provide to Northwest the warranty and the service life policy described in Schedule III - Annex B attached hereto which shall be the exclusive warranty applicable to the Aircraft.

3.3 Unless expressly stated otherwise, the services referred to in 3.1 and 3.2 above are incidental to the sale of the Aircraft and are provided at no additional charge to Northwest.

3.4 Bombardier shall provide to Northwest the [*] as set forth in Letter Agreement No. 02 hereto.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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ARTICLE 4  -  PRICE

4.1 The Aircraft base price shall be the base price for the Aircraft as stated in Article 1.1 of Schedule I attached hereto plus the base price of the Northwest Selected Optional Features listed in Attachment A to Schedule I attached hereto as such base price is quoted in Article 1.2 of Schedule I ("Aircraft Base Price"). Any changes to the Northwest Selected Optional Features will be governed by Article 11.

4.2 The price of each Aircraft shall be the Aircraft Base Price adjusted for agreed changes made pursuant to Article 11 and any Regulatory Changes pursuant to Articles 8.4 and 8.5, and further adjusted to the Delivery Date (subject to Articles 13.6 and 14.4) to reflect economic fluctuations during the period from July 1, 1998 to the Delivery Date of each Aircraft ("Aircraft Purchase Price"). Such adjustments for economic fluctuations shall be based on the economic adjustment formula attached set forth in
      Article 4 of Schedule I attached hereto ("Economic Adjustment Formula") but when adjusted, the Aircraft Purchase Price shall in no case be lower than the Aircraft Base Price, as stipulated in Article 4.1 above.

4.3 The Aircraft Purchase Price does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Canadian Goods and Services Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties ("Taxes") which are or may be imposed by law upon Bombardier, any affiliate of Bombardier, Northwest or the Aircraft whether or not there is an obligation for Bombardier to collect same from Northwest, by any taxing authority or jurisdiction occasioned by, relating to or as a result of the execution of this Agreement or the sale, lease, delivery, storage, use or other consumption of any Aircraft, BFE or any other matter, good or service provided under or in connection with this Agreement.

4.4 Northwest shall pay all Taxes [*] , should any taxing authority seek to collect from Bombardier any Taxes for which Northwest is liable hereunder, Bombardier shall promptly notify Northwest of any such Taxes (including interest and penalties) and Northwest shall promptly, but no later than fifteen (15) working days after receiving such notice, pay such Taxes directly to the taxing authority, or reimburse Bombardier for said Taxes, including interest and penalties, but in no event shall any such payment be required to be made by Northwest more than five (5) days prior to the date such Taxes are due.

4.5   [*]

4.6   [*]

4.7 If Northwest pays any Taxes in accordance with Article 4.4, Bombardier shall promptly refund to Northwest any credit, refund, reimbursement or like payments that

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                        9
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      it actually receives from any governmental authority or agency in connection with such Taxes. Bombardier shall, at Northwest's request and expense, use reasonable efforts to pursue the recovery of any such credit, refund, reimbursement, or like payments and shall ensure that Northwest is kept promptly and regularly informed about the progress of such recovery action. Northwest and Bombardier agree to cooperate in pursuing any credit, refund, reimbursement or like payments and such cooperation may include Bombardier paying such Taxes (to be simultaneously reimbursed by Northwest) as a condition of pursuing the recovery of such credit, refund, reimbursement or like payments.

4.8 The parties agree to execute and deliver to each other any documents and certificates that they deem necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defense against any imposition of Taxes.

4.9 Bombardier shall promptly, upon receipt from any taxing authority of any levy, notice, assessment, or withholding of any tax, duty or charge for which Northwest may be obligated, notify Northwest in writing. If, under the applicable law of the taxing jurisdiction, Northwest is allowed directly to contest any Taxes payable in its own name, then Northwest shall be entitled, at its own expense and in its own name, to contest the imposition, validity, applicability or amount of such Taxes and, to the extent permitted by laws, withhold payment of such Taxes during pendency of such contest. If Northwest is not permitted by law to contest such Taxes in its own name, upon Northwest's request, Bombardier shall in good faith, at Northwest's expense, contest the imposition, validity, applicability or amount of such Taxes. In such case, Bombardier shall (a) supply Northwest with such information and documents requested by Northwest as are necessary or advisable for Northwest to control or participate in any proceeding to the extent permitted herein, and (b) make reasonable efforts to assist Northwest with evidentiary and procedural development of such contest or protest, provided Northwest shall at all times indemnify and hold Bombardier harmless from the imposition of any Taxes for which Northwest is liable hereunder or for any and all costs and expenses related to any contest of the imposition, validity, applicability or amount of such Taxes.

4.10 Northwest hereby covenants that it shall export the Aircraft immediately following delivery and that there will be no consumption, use or supply of the Aircraft in Canada prior to export. [*]

4.11  [*]

4.12  [*]

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       11
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ARTICLE 5  -  PAYMENT

5.1 Northwest shall make payment or cause payment to be made for the Aircraft in accordance with the payment schedule set forth in Article 5 of Schedule I.

5.2 Subject to the provisions of Letter Agreement No. 1 and Article 9.9 hereof, should Northwest fail to make any of the payments set forth in
      Article 5 of Schedule I with respect to the Aircraft [*] on or before the stipulated dates [*], Northwest shall be in default of this Agreement and this Agreement shall automatically terminate and Bombardier shall have no further obligation to Northwest under this Agreement, including the obligation to proceed further with the manufacture of the Aircraft on behalf of Northwest or the sale and/or delivery of the Aircraft to Northwest. Notwithstanding the preceding sentence Bombardier shall have the option (but not the obligation) of waiving such termination should Northwest make arrangements satisfactory to Bombardier for such payment and all future payments within ten (10) calendar days of Northwest's default.

5.3 Northwest shall pay Bombardier daily interest on late payments, including any late payments on any [*], from the date that any payment becomes due up to and including the day prior to receipt of payment, at a rate of [*] per annum over the prime rate charged by Chase Manhattan Bank from time to time. Bombardier's right to receive such interest is in addition to any other right or remedy Bombardier has at law as a result of Northwest's failure to make payments when due.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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5.4   Northwest shall make all payments due under this Agreement in immediately available funds by deposit on or before the due date to Bombardier's account in the following manner:

                                TRANSFER TO: [*]


 PLEASE REFERENCE: INVOICE # AND/OR AIRCRAFT SERIAL # AND AGREEMENT NO. PA-0498

5.5 All other amounts due with respect to each Aircraft shall be paid on or prior to the Delivery Date of the respective Aircraft.

5.6 All payments provided for under this Agreement shall be made so as to be received in immediately available funds on or before the dates stipulated herein.

5.7 Bombardier shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges or encumbrances created by or through Northwest, until such time as all payments referred to in this Article 5 have been made.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       13
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ARTICLE 6  -  DELIVERY PROGRAM

6.1 The Aircraft shall be offered for inspection and acceptance to Northwest at Bombardier's facility in Montreal, Quebec during the months or quarters proposed in Schedule II attached hereto (the "Scheduled Delivery Dates").

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       14
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ARTICLE 7  -  NORTHWEST INFORMATION

7.1 During the manufacture of the Aircraft, Northwest shall provide to Bombardier on or before the date required by Bombardier, all information as Bombardier may reasonably request to manufacture the Aircraft including, without limitation, the selection of furnishings and internal and external colour schemes.

      Nine (9) months prior to delivery of the first Aircraft, Northwest will:

      (a) provide Bombardier with an external paint scheme agreed on by the parties;

      (b)   select interior colours; and

      (c) provide to Bombardier, on drawings which will be forwarded to Northwest, language translations for interior and exterior Aircraft labels.

      In addition, six (6) months prior to delivery of each Aircraft, Northwest will provide to Bombardier the following information:


      (d)   the Mode S Transponder Octal Code, as applicable;

      (e)   the SELCAL Code, as applicable; and

      (f)   the GPWS Audio Call-out (Mode 6) Code, as applicable.

      In addition, Northwest will provide to Bombardier the Aircraft registration number within ten (10) days of Bombardier providing the serial number of the Aircraft to Northwest.

      Failure of Northwest to comply with these requirements may result in an increase in price, a delay in delivery of the Aircraft, or both. If any such information is revised by Northwest after the due date stated above, the terms and conditions of Article 11.1 shall be applicable.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       15
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7.2   As soon as practicable following execution of this Agreement but in any event no later than the date which is twelve (12) months prior to delivery of the first Aircraft, Northwest shall notify Bombardier in writing of the BFE (if any) that Northwest wishes to have incorporated into each Aircraft. Northwest shall also provide details of:

         (a)  weights and dimensions of the BFE;

         (b)  test equipment or special tools required to incorporate the BFE;
              and

         (c)  any other information Bombardier may reasonably require.

      Within one hundred and twenty (120) calendar days thereafter, Bombardier shall advise Northwest of its acceptance or rejection of the BFE and of the dates by which each item of BFE is required by Bombardier. If required the parties hereto shall execute a Change Order in accordance with Article
      11.1 to cover those BFE accepted by Bombardier.

7.3 The BFE accepted by Bombardier pursuant to this Article shall be incorporated in the manufacturing process of the Aircraft subject to the following conditions:

         (a) Title to the BFE shall remain at all times with Northwest and risk of loss of the BFE shall remain at all times with Northwest. Bombardier shall have such responsibilities for the BFE as is applicable by law to a bailee for hire;

         (b) The BFE must be received Carriage Paid To (Incoterms 1990) Bombardier's plant or other destination as may be mutually agreeable, no later than the date notified pursuant to Article 7.2, free and clear of any taxes, duties, licenses, charges, liens or other similar claims;

         (c)  The BFE shall meet:

              1) the reasonable and generally applicable standards of quality of
                 Bombardier, and

              2) the requirements of the applicable airworthiness certification agency;

         (d) The BFE shall be delivered to Bombardier in good condition and ready for immediate incorporation into the Aircraft. Bombardier shall, upon receipt, inspect the BFE as to quantity and apparent defects and inform Northwest of any discrepancies and the required corrective actions to be taken; and

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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         (e)  Bombardier shall only be responsible for the fitment and testing of the BFE in the Aircraft using reasonable care and good manufacturing practices, in accordance with Northwest's written detailed description of the dimensions and weight of such BFE. Northwest shall also furnish information necessary for its proper storage, fitment, servicing, maintenance and operation and availability of test equipment or special tools.

7.4 If at any time between receipt of the BFE by Bombardier and [*] prior to the Delivery Date, it is determined by Bombardier that an item of BFE supplied does not meet the standards and requirements described above or its fitment, integration and testing in the Aircraft or Aircraft systems create delays in the manufacturing or certification process, then such BFE may be removed and replaced by other BFE or by Bombardier's equipment. Any costs associated with the removal, refitment, replacement, testing, certification and/or delays in the Delivery Date of the Aircraft shall be borne by Northwest. Bombardier will cooperate with Northwest in finding an alternate solution in the event that any BFE is found by Bombardier not to be acceptable however, any delays in delivery resulting from the shipment to Bombardier of unacceptable BFE will be deemed to be an Excusable Delay as defined in Article 13 hereof.

7.5 In the event that the delivery of an Aircraft is delayed due to any delay caused by Northwest's failure to:

         (a)  deliver or have BFE meeting the requirements of Article 7.3 (c),
              (d) and (e) delivered by the date required;

         (b)  furnish or obtain applicable BFE data;

         (c) furnish or obtain any approvals in compliance with the provisions of this Article; or

         (d)  comply with the conditions of this Article.

      Bombardier agrees to discuss with Northwest the steps to be taken to minimize, cure, eliminate or work around the delay, but any delay incurred shall be the responsibility of Northwest and Northwest shall pay to Bombardier any costs and expenses reasonably incurred by Bombardier due to such delay.

7.6 Should there be a delay in delivery caused either by a failure of Northwest described in Article 7.5, or by an event to which reference is made in Article 13.1 in connection with the BFE, and if such delay cannot reasonably be minimized, cured, eliminated or worked around by agreement of the parties, Northwest agrees that Bombardier may

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       17
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      deliver the Aircraft without installing the unapproved, delayed or nonconforming BFE, and Northwest agrees to take delivery of and pay for the Aircraft.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       18
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7.7   [*]


7.8   [*]

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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ARTICLE 8  -  CERTIFICATION FOR EXPORT

8.1 Bombardier will obtain, prior to the Delivery Date of the first Aircraft, from Transport Canada ("TC"), a TC Type Approval (Transport Category) and from the Federal Aviation Administration of the United States ("FAA") an FAA Type Certificate for the type of aircraft purchased under this Agreement.

8.2 Each Aircraft will be delivered to Northwest with a TC Certificate of Airworthiness (Transport Category) for export and in a condition enabling Northwest (or a person eligible to obtain such certificate under then applicable law) to obtain at the time of delivery a Standard Airworthiness Certificate issued pursuant to Part 25 of the U.S. Federal Aviation Regulations.

8.3 Bombardier shall not be obligated to obtain any other certificates or approvals as part of this Agreement. The obtaining of any import license or authority required to import or operate the Aircraft into any country outside of Canada shall be the responsibility of Northwest. [*]


8.4 If any addition or change to, or modification or testing of any Aircraft is required by any law or governmental regulation or requirement or interpretation thereof by any governmental agency having jurisdiction in order to meet the requirements of Article 8.1 or 8.2 (a "Regulatory Change"), such Regulatory Change shall be made to such Aircraft prior to its Delivery Date, or if the parties acting reasonably agree, after the Delivery Date.

8.5 The Regulatory Change shall be made without additional charge to Northwest unless such Regulatory Change is required by any governmental law or regulations or interpretation thereof promulgated by TC or the FAA which is effective subsequent to the date of this Agreement but before the Delivery Date and which is applicable to all aircraft in general or to all aircraft of the same category as the Aircraft, in which case Northwest shall pay Bombardier's reasonable charges for such Regulatory Change incorporated in any such Aircraft.

8.6 If delivery of an Aircraft is delayed by the incorporation of any Regulatory Change, such delay shall be an Excusable Delay within the meaning of Article 13 and the Scheduled Delivery Date for such Aircraft shall be postponed to the extent of such delay.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       20
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8.7   Bombardier shall issue a Change Order reflecting any Regulatory Change required to be made under this Article 8, which shall set forth in detail the particular changes to be made and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, Base Price and Aircraft Purchase Price. Any Change Orders issued pursuant to this Article shall be effective and binding upon the date of Bombardier's transmittal of such Change Order.

8.8 If the use of any of the certificates identified in this Article 8 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate.

8.9 Reference to a regulatory authority shall include any succeeding department or agency then responsible for the duties of said regulatory authority.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       21
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ARTICLE 9  -  ACCEPTANCE PROCEDURE

9.1 Bombardier shall give Northwest at least [*] advance notice, by facsimile or other expeditious means, of the projected week of readiness of each Aircraft for inspection and delivery. Bombardier shall give Northwest [*] advance notice by facsimile or other expeditious means, of any changes to the original projected week of readiness. Bombardier shall give Northwest thirty (30) days advance notice, by facsimile or other expeditious means, of the projected date of readiness of each Aircraft for inspection and delivery. It is understood by the parties that the above projected weeks and date of readiness will be provided to Northwest by Bombardier for Northwest's planning purposes only and are subject to change without penalty or damages payable by Bombardier. [*] Notwithstanding the foregoing, Bombardier's commitment with respect to delivery dates shall be the Scheduled Delivery Dates as detailed in Schedule II attached hereto.

      Bombardier shall give Northwest at least ten (10) working days advance notice, by facsimile or other expeditious means, of the date on which each of the Aircraft will be ready for Northwest's inspection, flight test and acceptance (the "Readiness Date").

9.2 Within two (2) working days following receipt by Northwest of the notice of Readiness Date Northwest shall:

      (a) identify to Bombardier the names of Northwest's representatives who will participate in the inspection, flight test and acceptance; and

      (b) provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Northwest.

9.3 Northwest shall have three (3) consecutive working days commencing on the Readiness Date in which to complete the inspection and flight test (such three (3) working day period being the "Acceptance Period").

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       22
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9.4   Up to four (4) representatives of Northwest may participate in Northwest's ground inspection of each Aircraft and two (2) representatives of Northwest may participate in the flight test. Bombardier shall, if requested by Northwest, perform an acceptance flight for such period(s) as may be reasonably required to demonstrate to Northwest the functioning of the Aircraft and its equipment in accordance with this Agreement. For the avoidance of doubt, it is agreed that unless agreed by the parties otherwise, such acceptance flight shall not be less than one and one-half (1 1/2) hours and not more than three (3) hours. Ground inspection and flight test shall be conducted in accordance with Bombardier's acceptance procedures to be agreed with Northwest and at Bombardier's expense. At all times during ground inspection and flight test, Bombardier shall retain control over each Aircraft.

9.5 If no Aircraft defect or discrepancy, except for immaterial defects or discrepancies, is revealed during the ground inspection or flight test, Northwest shall accept such Aircraft on or before the last day of the Acceptance Period in accordance with the provisions of Article 9.7.

9.6 If any defect or discrepancy in any Aircraft is revealed by Northwest's ground inspection or flight test, the defect or discrepancy will promptly be corrected by Bombardier, at no cost to Northwest, which correction shall occur [*]. To the extent necessary to verify such correction, Bombardier shall perform one (1) or more further acceptance flights.

9.7 Upon completion of the ground inspection and acceptance flight of each Aircraft and correction of any defects or discrepancies:

      (a) Northwest will sign a Certificate of Acceptance and Certificate of Receipt and, if required by law or to minimize or eliminate any taxes payable, a Quebec Tax Certificate (in the form of Exhibits I, IIIA and IIIB respectively hereto) for such Aircraft. Execution of the Certificate of Acceptance by or on behalf of Northwest shall be evidence of Northwest having examined such Aircraft and found it in accordance with the provisions of this Agreement. The date of signature of the Certificate of Acceptance shall be the "Acceptance Date";

      (b)  Bombardier will supply a TC Certificate of Airworthiness for Export;
           and

      (c) Northwest shall pay Bombardier the balance of the Aircraft Purchase Price and any other amounts due, at which time Bombardier shall issue a bill of sale (in the form of Exhibit II hereto) passing to Northwest good title to such Aircraft free and clear of all liens, claims, charges and encumbrances except for those liens, charges or encumbrances created by or claimed through Northwest (the "Bill of Sale"). The date on which Bombardier delivers the Bill of Sale and Northwest takes delivery of the Aircraft shall be the "Delivery Date".

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       23
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      Delivery of each Aircraft shall be evidenced by the execution and delivery of the Bill of Sale and of the Certificate of Receipt of Aircraft (in the form of Exhibits II and IIIA respectively, attached hereto).

9.8 Provided that Bombardier has met all of its obligations under this Article 9, should Northwest not accept, pay for and take delivery of any of the Aircraft within ten (10) calendar days after the end of the Acceptance Period for such Aircraft, Northwest shall be deemed to be in default of the terms of this Agreement.

9.9 In the event of a deemed default by Northwest pursuant to Article 9.8 above, Northwest shall promptly, upon demand, reimburse Bombardier for all costs and expenses [*]. Provided that Bombardier has met all of its obligations under this Article 9, should Northwest not accept, pay for and/or take delivery of any Aircraft within [*] calendar days following the end of the Acceptance Period for such Aircraft, this Agreement shall automatically terminate. Bombardier shall however, have the option (but not the obligation) of waiving such termination should Northwest, within ten (10) calendar days following such termination, make arrangements satisfactory to Bombardier to accept delivery and provide payment for all amounts owing or to become due pursuant to this Agreement.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       24
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ARTICLE 10  -  TITLE AND RISK

10.1 Title to the Aircraft and risk of loss of or damage to the Aircraft passes to Northwest when Bombardier presents the executed Bill of Sale to Northwest and Northwest presents the executed Certificate of Acceptance, Certificate of Receipt and Quebec Tax Certificate (the latter, only if required) to Bombardier on the Delivery Date.

10.2 If, after transfer of title on the Delivery Date, an Aircraft remains in or is returned to the care, custody or control of Bombardier, Northwest shall retain risk of loss of, or damage to the Aircraft and for itself and on behalf of its insurer(s) hereby waives and renounces to, and releases Bombardier and any of Bombardier's affiliates from any claim, whether direct, indirect or by way of subrogation, for damages to or loss of the Aircraft arising out of, or related to, or by reason of such care, custody or control.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       25
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ARTICLE 11  -  CHANGES

11.1 Other than a Permitted Change as described in Article 11.2, or a Regulatory Change as described in Article 8.4, any change to this Agreement (including without limitation the Specification) or any features or Buyer Furnished Equipment ("BFE"), if any, changing the Aircraft from that described in the Specification attached hereto, requested by Northwest, and as may be mutually agreed upon by the parties hereto, shall be made using a change order ("Change Order") substantially in the format of Exhibit IV hereto. Should Northwest request a change, Bombardier shall advise Northwest of the availability of said change and, to the extent reasonably practical, of the effect, if any, of such change request on:

      (a)  the Scheduled Delivery Date;

      (b)  the price and payment terms applicable to the Change Order; and

      (c) any other material provisions of this Agreement which will be affected by the Change Order.

      Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party.

11.2 Bombardier, prior to the Delivery Date and without a Change Order or Northwest's consent, may:

      (a) substitute the kind, type or source of any material, part, accessory or equipment with any other material, part, accessory or equipment of like, equivalent or better kind or type; or

      (b) make such change or modification to the Specification as it deems appropriate to:

           1)  improve the Aircraft, its maintainability or appearance, or
           2)  to prevent delays in manufacture or delivery, or
           3) to meet the requirements of Article 8, other than for a Regulatory Change to which the provisions of Articles 8.4 and 8.5 shall apply,

      provided that such substitution, change or modification shall not increase the Aircraft Purchase Price or delay delivery of the relevant Aircraft or adversely affect the operational or performance characteristics of the relevant Aircraft other than in an immaterial way or the interchangeability or replaceability of [*] spare parts. Any change made in accordance with the provisions of this Article 11.2 shall be deemed to be a "Permitted Change" and the cost thereof shall be borne by Bombardier.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       26
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ARTICLE 12  -  NORTHWEST'S REPRESENTATIVES AT MANUFACTURE SITE

12.1 From time to time, commencing with the date of this Agreement and ending with the Delivery Date of the last Aircraft purchased hereunder, Bombardier shall furnish, without charge, office space at Bombardier's facility for up to [*] representative of Northwest. Northwest shall be responsible for all expenses of its representative and shall notify Bombardier at least thirty (30) calendar days prior to the first scheduled visit of such representative and three (3) days for each subsequent visit.

12.2 The facilities of Bombardier and its affiliates shall be accessible to Northwest's representative during normal working hours. Northwest's representative shall have the right to observe the work at such facilities where the work is being carried out provided there shall be no disruption in the performance of such work.

12.3 Bombardier shall advise Northwest's representative of Bombardier's or Bombardier's affiliates' rules and regulations generally applicable at the facilities being visited and Northwest's representative shall conform to such rules and regulations.

12.4 At any time prior to delivery of an Aircraft, Northwest's representative may request, in writing, correction of parts or materials which he reasonably believes are not in accordance with the Specification. Bombardier shall provide a written response to any such request. Communication between Northwest's representative and Bombardier shall be solely through Bombardier's Contracts Department or its designate.

12.5 NORTHWEST HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS BOMBARDIER, ITS ASSIGNEES AND AFFILIATES AND THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND CONTRACTORS FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES RESULTING FROM LOSS OF OR DAMAGE TO NORTHWEST PROPERTY OR INJURIES TO OR DEATH OF NORTHWEST'S REPRESENTATIVES WHILE AT BOMBARDIER OR BOMBARDIER'S AFFILIATES' OR SUBCONTRACTOR'S FACILITIES AND/OR DURING INSPECTION, FLIGHT TEST OR ACCEPTANCE OF THE AIRCRAFT, WHETHER OR NOT CAUSED BY THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OF BOMBARDIER, ITS ASSIGNEES, AFFILIATES OR THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES OR CONTRACTORS, [*].

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       27
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ARTICLE 13 - EXCUSABLE DELAY

13.1 In the event of a delay on the part of Bombardier in the performance of its obligations or responsibilities under the provisions of this Agreement due to B [*] (an "Excusable Delay"), Bombardier shall not be liable for, nor be deemed to be in default under this Agreement on account of such delay in delivery of the Aircraft or other performance hereunder and, subject to Article 13.2 below, the time fixed or required for the performance of any obligation or responsibility in this Agreement shall be extended for a period equal to the period during which any such Excusable Delay persists. Excusable Delay shall be deemed to include, without limitation, delays occasioned by the following causes:

      (a)  acts of God;
      (b) war, warlike operations, act of the enemy, armed aggression, civil commotion, insurrection, riot or embargo;
      (c) fire, explosion, earthquake,lightning, flood, drought, windstorm or other action of the elements or other catastrophic or serious accidents;
      (d)  epidemic or quarantine restrictions;
      (e) any legislation, act, order, directive or regulation of any governmental or other duly constituted authority;
      (f) strikes, lock-out, walk-out and/or other labour troubles causing cessation, slow-down or interruption of work;
      (g) [*], inability to procure or delay in delivery of supplies, materials, accessories,equipment, tools or parts;
      (h)  [*], delay or failure of transportation; or
      (i) [*], delay in obtaining any airworthiness approval or certificate for a previously uncertificated Aircraft part, component or computer software.

13.2  (a)  In respect of any Aircraft, Bombardier may conclude, based on a reasonable and good faith appraisal of the facts and normal scheduling procedures, that one or more Excusable Delays will delay delivery of such Aircraft for more than [*] months after the originally Scheduled Delivery Date or any revised date agreed to in writing by the parties or prevent delivery of such Aircraft. In such case, Bombardier shall promptly notify Northwest in writing of such delay and its related changes to the Scheduled Delivery Date(s) or of such non delivery. Within thirty (30) days after receipt by Northwest of Bombardier's notice (or in the event any delay in delivery of an Aircraft pursuant to this Article 13.2 actually exceeds [*] months), Northwest may terminate this Agreement with respect to the delayed or non deliverable Aircraft by giving written notice to Bombardier.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       28
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      (b)  If, due to Excusable Delay, delivery of any Aircraft is delayed or prevented for more than twelve (12) months after its Scheduled Delivery Date, Bombardier may terminate this Agreement with respect to such Aircraft by giving written notice to Northwest within thirty
           (30) days after the expiration of such twelve (12) month period.

13.3 Termination under Article 13.2 shall discharge all obligations and liabilities of Northwest and Bombardier hereunder with respect to such delayed Aircraft and all related undelivered items and services, except that Bombardier shall promptly repay (on a pro rata basis if advance payments were made in accordance with Article 5.1 of Schedule I) to Northwest, and Bombardier's sole liability and responsibility with respect to such Aircraft shall be limited to the repayment to Northwest, of all advance payments for such terminated Aircraft received by Bombardier.

13.4  [*]

13.5 [*]. The termination rights set forth in Article 13.2 are in substitution for any and all other rights of termination or contract lapse arising by operation of law in connection with Excusable Delays.

13.6  [*]

13.7 In the event this Agreement is terminated with respect to any Aircraft pursuant to the provisions of this Article 13, at Northwest's election, Bombardier shall [*].

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       29
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ARTICLE 14  - NON-EXCUSABLE DELAY

14.1 If delivery of an Aircraft is delayed beyond the Scheduled Delivery Date by causes not excused under Article 13.1 (a "Non-Excusable Delay"), Bombardier shall pay Northwest, as liquidated damages and not as a penalty for the [*] day delay period referred to in Article 14.2 [*] for each day of Non-Excusable Delay in excess of a grace period of [*] days to a maximum of [*] for any such delayed Aircraft.

14.2 If Bombardier has not offered an Aircraft for inspection and acceptance before the end of the [*] period following the grace period of [*] days set forth in Article 14.1 above, Northwest may terminate this Agreement as to such Aircraft by giving notice to Bombardier. For further clarity, it is agreed that Northwest's right to terminate under this Article 14.2 shall not exist before the end of such [*] day period. Northwest shall, effective upon such termination, be entitled to recover from Bombardier and Bombardier shall promptly repay to Northwest (on a pro rata basis if advance payments were made in accordance with Article 5.1 of Schedule I) all advance payments for such Aircraft plus daily simple interest thereon from the date of receipt to the date of repayment at the prime rate charged by the Chase Manhattan Bank from time to time, calculated and compounded monthly. [*]

14.3  [*]

14.4  [*]

14.5  [*]

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       30
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ARTICLE 15  -  LOSS OR DAMAGE

15.1 In the event that prior to the Delivery Date of any Aircraft, such Aircraft is lost, destroyed or damaged beyond repair due to any cause, Bombardier shall promptly (and in any event, within ten (10) days after such occurrence), notify Northwest in writing. Such notice shall specify the earliest date reasonably possible consistent with Bombardier's other contractual commitments and production schedule, by which Bombardier reasonably and in good faith determines it would be able to deliver a replacement for the lost, destroyed or damaged Aircraft. This Agreement shall automatically terminate as to such Aircraft [*]. If Northwest gives such notice to Bombardier, the parties shall execute an amendment to this Agreement which shall set forth the revised Delivery Date for the replacement aircraft. Nothing herein shall obligate Bombardier to manufacture and deliver such replacement aircraft if it would require the reactivation or acceleration of its production line for the model of aircraft purchased hereunder. The terms and conditions of this Agreement (including, without limitation, the price and price adjustment provisions of Article 4 of this Agreement) applicable to the replaced Aircraft shall apply to the replacement aircraft.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       31
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ARTICLE 16  -  TERMINATION

16.1 This Agreement may be terminated, in whole or in part, with respect to any or all of the Aircraft before the Delivery Date by either party by notice of termination to the other party upon the occurrence of any of the following events:

      (a) such other party makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts or generally does not pay its debts as they become due; or

      (b) a receiver or trustee is appointed for such other party or for substantially all of such party's assets and, if appointed without such party's consent, such appointment is not discharged or stayed within [*] calendar days thereafter; or

      (c) proceedings or action under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against such other party, and, if contested by such party, are not dismissed or stayed within [*] calendar days thereafter; or

      (d) any writ of attachment or execution or any similar process is issued or levied against such other party or any significant part of its property and is not released, stayed, bonded or vacated within [*] calendar days after its issue or levy.

16.2 In addition, this Agreement may be terminated, in whole or in part, before the Delivery Date with respect to any or all undelivered Aircraft

      (a)  as otherwise provided in this Agreement; or

      (b) by Bombardier, if Northwest is in default or breach of any material term or condition of this Agreement and Northwest does not cure such default or breach within [*] calendar days after receipt of notice from Bombardier specifying such default or breach; or

      (c) by Northwest,if Bombardier is in default or breach of any material term or condition of this Agreement other than delay in delivery or non-delivery pursuant to the terms of Articles 13, 14 or 15 in which case the termination provisions are set forth therein, and such default or breach remains uncured for a period of [*] calendar days following receipt of a notice from Northwest specifying the nature of default or breach.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       32
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16.3  In case of termination of this Agreement under Articles 5.2 or 9.9, or by
      Bombardier pursuant to Articles 16.1 or 16.2:

      (a) all rights (including property rights), if any, which Northwest or its assignee may have or may have had in or to this Agreement or any or all of the undelivered Aircraft shall become null and void with immediate effect;

      (b) Bombardier may sell, lease or otherwise dispose of such Aircraft to another party free of any claim by Northwest; and

      (c) all amounts paid by Northwest with respect to the applicable undelivered Aircraft shall be retained by Bombardier and shall be applied against the costs, expenses, losses and damages incurred by Bombardier as a result of Northwest's default and/or the termination of this Agreement including, without limitation, [*]. Northwest hereby acknowledges and recognizes that Bombardier shall have all rights permitted by law to recover from Northwest such costs, expenses, losses and damages.

16.4 Subject to Article 14, in the event of termination of this Agreement by Northwest, Northwest's sole rights, remedies and recourses against Bombardier and Bombardier's obligations to Northwest shall be limited to only the return by Bombardier of those amounts paid by Northwest to Bombardier hereunder on account of the undelivered Aircraft [*].

16.5 Notwithstanding any other provision of this Agreement, in the event this Agreement is terminated, whether in whole or in part, the Bombardier's Warranty, Service Life Policy, Patent Indemnity obligations and guarantees pertaining to the Aircraft (the guarantees revised to reflect a reduced number of Aircraft, if applicable) and Northwest's payment obligations with regard to the Aircraft that have been previously delivered will continue in full force and effect in accordance with the terms of this Agreement.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       33
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ARTICLE 17  -  NOTICES

17.1 Any notice, request, approval, permission, consent or other communication ("Notice"), to be given or required under this Agreement shall be provided in writing, by registered mail, facsimile, courier or other electronic communication providing reasonable proof of transmission, except that no notice shall be sent by mail if disruption of postal service exists or is threatened either in the country of origin or of destination, by the party giving the Notice and shall be addressed as follows:

      (a)  Notices to Bombardier shall be addressed to:

           Bombardier Inc.
           Bombardier Aerospace, Regional Aircraft
           123 Garratt Boulevard
           Downsview, Ontario
           Canada
           M3K 1Y5
           Attention: Director of Contracts, Americas with a copy to V.P. Legal, Bombardier Aerospace.

           Facsimile:

      (b)  Notices to Northwest shall be addressed to:

           Northwest Airlines, Inc.
           5101 Northwest Drive
           St. Paul, Minnesota
           55111-3034 USA

           Attention: Vice President - Aircraft Transactions with a copy to General Counsel Northwest
           Airlines, Inc.

           Facsimile:

17.2 Notice given in accordance with Article 17.1 shall be deemed sufficiently given to and received by the addressees:

      (a) if delivered by hand, on the day when the same shall have been so delivered; or

      (b) if mailed or sent by courier on the day indicated on the corresponding acknowledgment of receipt; or

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       34
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      (c)  if sent by telex or facsimile on the day indicated by the acknowledgment or the answer back of the receiver in provable form.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       35
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ARTICLE 18  -  INDEMNITY AGAINST PATENT INFRINGEMENT

18.1 In the case of any actual or alleged infringement by the Aircraft (or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Northwest) of any Canadian or United States patent or, subject to the conditions and exceptions set forth below, any patent issued under the laws of any other country in which Northwest from time to time may lawfully operate the Aircraft ("Other Patents"), Bombardier shall indemnify, defend, protect and hold harmless Northwest from and against all claims, suits, actions, liabilities, damages and costs (including actual costs with respect to any adverse affect on interchangeability or replaceability of Spare Parts and performance characteristics of the Aircraft) resulting from the infringement, excluding any indirect, incidental or consequential damages (which include without limitation loss of revenue or loss of profit) and Bombardier shall, at its option and expense:

      (a) procure for Northwest the right under such patent to use such system, accessory, equipment or part; or

      (b) replace such system, accessory, equipment or part with one of the similar nature and quality that is non-infringing; or

      (c) modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

      Bombardier's obligation hereunder shall extend to Other Patents only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

      (a) such other country and the country in which the Aircraft is permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of Article 27 thereof; and

      (b) such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to both of the forgoing conventions.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       36
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18.2  The foregoing indemnity does not apply to BFE, or to avionics, engines or any system, accessory, equipment or part that was not manufactured to Bombardier's detailed design or to any system, accessory, equipment or part manufactured by a third party to Bombardier's detailed design without Bombardier's authorization.

18.3 Bombardier shall control and conduct the defense and/or settlement of such suit or action either in the name of Bombardier or Northwest, or both. [*]. Northwest's remedy and Bombardier's obligation and liability under this Article are conditional upon (i) Northwest giving Bombardier written notice within ten (10) days after Northwest receives notice of a suit or action against Northwest alleging infringement or within twenty (20) days after Northwest receives any other written claim of infringement, (ii) Northwest using reasonable efforts in cooperation with Bombardier to reduce or mitigate any such expenses, damages, costs or royalties involved and, upon Bombardier's request and at Bombardier's expense, arranging for attendance of its representatives at hearings and trial and assisting in effecting settlements, obtaining the attendance of witnesses and in the conduct of the defense of such suits or actions, and (iii) Northwest furnishing promptly to Bombardier all data, papers and records in its possession or control relevant to the resistance of and defense against such claim or suit. Provided that Bombardier is in compliance with its obligations under this Article 18, Northwest's remedy and Bombardier's obligation and liability are further conditional upon Bombardier's prior approval of Northwest's payment or assumption of any liabilities, expenses, damages, royalties or costs for which Bombardier may be held liable or responsible (other than any such payment or assumption required by a final judgment of a court of competent jurisdiction).

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       37
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ARTICLE 19  -  LIMITATION OF LIABILITY AND INDEMNIFICATION

19.1 [*] BOMBARDIER SHALL HAVE NO OBLIGATION OR LIABILITY (AT LAW OR IN EQUITY), WHETHER ARISING IN CONTRACT (INCLUDING WITHOUT LIMITATION, WARRANTY), IN TORT (INCLUDING THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR STRICT PRODUCTS LIABILITY OF BOMBARDIER OR ITS AFFILIATES), OR OTHERWISE, FOR ANY CLAIM, CAUSE OF ACTION, OR MATTER OF ANY KIND ARISING UNDER, IN CONNECTION WITH OR PURSUANT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND OR NATURE.

19.2 THE WARRANTIES, LIABILITIES AND OBLIGATIONS OF BOMBARDIER, AND THE REMEDIES OF NORTHWEST SET FORTH IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ALL SCHEDULES, LETTER AGREEMENTS OR OTHER DOCUMENTS ATTACHED THERETO) ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND NORTHWEST HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, GUARANTEES, OBLIGATIONS, REPRESENTATIONS AND LIABILITIES OF, AND RIGHTS, CLAIMS, REMEDIES, DAMAGES, COSTS AND EXPENSES AGAINST BOMBARDIER OR ANY SUCCESSOR OR PERMITTED ASSIGNEE OF BOMBARDIER, EXPRESS OR IMPLIED, ARISING IN FACT, IN LAW, IN EQUITY, IN CONTRACT, IN TORT OR OTHERWISE, INCLUDING BUT NOT LIMITED TO (A) ANY IMPLIED WARRANTY OR CONDITIONS OF MERCHANTABILITY OR FITNESS, (B) ANY IMPLIED WARRANTY OR CONDITION ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE, ACTUAL OR IMPUTED, INTENTIONAL ACT, OR STRICT LIABILITY OF BOMARDIER OR ITS AFFILIATES AND (D) ANY OTHER OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR NON-CONFORMANCE, INFRINGEMENT OR DEFECT OR FAILURE OF ANY KIND OR LOSS OF OR DAMAGE TO ANY AIRCRAFT OR PART THEREOF, ANY BOMBARDIER PARTS, ANY POWER PLANT PARTS, ANY VENDOR PARTS, ANY SPARE PARTS, ANY BFE OR ANY TECHNICAL DATA, PRODUCT, DOCUMENT OR SERVICE PROVIDED UNDER THIS AGREEMENT.

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Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       38
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19.3  NORTHWEST HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD
      HARMLESS BOMBARDIER, ITS SUBSIDIARIES, AFFILIATES, SUBCONTRACTORS AND LESSORS, AND THEIR RESPECTIVE EMPLOYEES, DIRECTORS, OFFICERS AND AGENTS, AND EACH OF THEM, FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, COSTS AND EXPENSES FOR LOSS OF OR DAMAGE TO PROPERTY INCLUDING ANY AIRCRAFT, AND LOSS OF USE THEREOF, OR INJURIES TO OR DEATH OF ANY AND ALL PERSONS (INCLUDING NORTHWEST'S DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES BUT EXCLUDING BOMBARDIER'S DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES), ARISING DIRECTLY OR INDIRECTLY OUT OF OR IN CONNECTION WITH ANY SERVICES PROVIDED UNDER, ARTICLE 1 AND 3 OF SCHEDULE III - ANNEX A [*].

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       39
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ARTICLE 20  -  ASSIGNMENT

20.1 Northwest may, at any time and from time to time before or after transfer of title of the Aircraft, assign, or transfer (in whole or in part) any of its rights and obligations hereunder in connection with a lease or sub-lease by Northwest of any Aircraft to any Permitted Assignee as more particularly described below; provided, however, that there is no material increase to the liability and/or responsibility of Bombardier and that Northwest shall remain jointly and severally liable with any Permitted Assignee to accept delivery of the Aircraft and to pay the Aircraft Purchase Price in accordance with the payment terms provided in this Agreement provided further that the [*] shall not be assignable by Northwest. In the event Bombardier reasonably concludes that any such assignment or transfer by Northwest would require a modification to the Performance Guarantees (Letter Agreement Nos. 13 and 14), the Airframe Direct Maintenance Cost Guarantee (Letter Agreement No. 10) and the Aircraft Heavy Maintenance Check Cost Guarantee (Letter Agreement No. 20), then appropriate adjustments shall be made to such guarantees or guarantee levels using the same methodologies and procedures as were used to determine the original guarantees or guarantee levels.

20.2 For the purposes of this Agreement, "Permitted Assignee" shall be defined as any of the following entities having their principal place of business and operation in Canada, Mexico, the Caribbean or the United States of
      America: Mesaba Aviation, Inc. and/or Express Airlines I, Inc., or any Northwest Airlink Carrier. "Northwest Airlink Carrier" shall mean any regional airline with whom Northwest may [*], the rights contained in the following documents shall not be assignable nor be disclosed by Northwest without Bombardier's prior written consent:

      -   Basic Aircraft Credit Memorandum (Letter Agreement No. 1)
      -   SIA Credit Memorandum (Letter Agreement No. 2);
      -   Dispatch Reliability(Letter Agreement No. 8);
      -   Schedule Completion Rate  (Letter Agreement No. 9)_;
      -   Airframe Direct Maintenance Cost Guarantee (Letter Agreement No. 10);
      -   [*]   (Letter Agreement No. 11);
      -   Additional Spare Parts Services (Letter Agreement No. 15)
      -   Reconciliation (Letter Agreement No. 16);
      -   [*]   (Letter Agreement No. 17)
      -   Vendor Matrix (Letter Agreement No. 18)
      -   Noise Guarantee (Letter Agreement No. 19)
      -   Aircraft Heavy Maintenance Check Cost Guarantee (Letter Agreement No.
          20)
      -   [*]   (Letter Agreement No. 22);
      -   Aircraft Heavy Maintenance Agreement (Letter Agreement No. 26)
      -   Performance Guarantee (Letter Agreement No. 13 - [*]);
      -   Performance Guarantee (Letter Agreement No. 14 - [*]);

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Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       40
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      -   Articles 2.4, 2.7, 2.8 and 4.4 of Annex A to Schedule III and Annex B
          to Schedule III of the Purchase Agreement, provided however that the then unexpired portion of Bombardier's standard Product Support Services and Warranty and Service Life Policy shall apply to such airline.

      [*]. Any assignment of rights by Northwest to a Permitted Assignee as permitted herein shall be terminated if the applicable Permitted Assignee ceases to be a Northwest Airlink Carrier.

20.3 Except as provided in Article 20.1 and Article 20.2, Northwest shall not assign, sell, transfer or dispose of (in whole or in part) any of its rights or obligations hereunder without Bombardier's prior written consent, [*]. In the event of such assignment, sale, transfer or disposition, Northwest shall remain jointly and severally liable with any assignee for the performance of all and any of Northwest's obligations under this Agreement and Bombardier reserves its rights as a condition of its consent to amend one or more of the terms and conditions of this Agreement.

20.4 Notwithstanding Article 20.3 above, Northwest may, after transfer of title of an Aircraft, assign and disclose to a third party purchaser only those rights under the Purchase Agreement which remain applicable after transfer of title of the Aircraft, provided, however, that there is no increase to the liability and/or responsibility of Bombardier and that said third party acknowledges in writing to be bound by the applicable terms and condition of this Agreement, including but not limited to the provisions and limitations in Indemnity Against Patent Infringement (Article 18), Limitation of Liability (Article 19), and any on going obligations of Northwest, which shall apply to it to the same extent as if such third party was Northwest hereunder and provided further that Schedule III of the Purchase Agreement and Letter Agreement No. 1 to Letter Agreement No. 24 inclusively shall not be assignable by Northwest nor shall they be disclosed by Northwest to such assignee and shall automatically become null and void with respect to the assigned Aircraft. [*]

20.5 Bombardier may assign any of its rights to receive money hereunder without the prior consent of Northwest.

20.6 Notwithstanding the other provisions of this Article 20, Bombardier shall, at Northwest cost and expense, if so requested in writing by Northwest, take any action reasonably required for the purpose of causing any of the Aircraft to be subjected to: (i) after the Delivery Date, an equipment trust, conditional sale or lien, or (ii) another arrangement for the financing of the Aircraft by Northwest, providing, however, there shall be no increase to the liability and/or responsibility of Bombardier arising through such financing.

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Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       41
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20.7  Northwest further undertakes to cause any Permitted Assignee or third party to whom any rights or obligations hereunder are assigned to abide by the terms of Article 23.0.

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Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       42
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ARTICLE 21  -  SUCCESSORS

      This Agreement shall inure to the benefit of and be binding upon each of Bombardier and Northwest and their respective successors and permitted assignees.

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Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       43
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ARTICLE 22  -  APPLICABLE LAWS

22.1 THIS AGREEMENT SHALL BE SUBJECT TO AND CONSTRUED IN ACCORDANCE WITH AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCLUDING THE CHOICE OF LAW RULES, AND THE PARTIES HAVE AGREED THAT THE APPLICATION OF THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS IS HEREBY EXCLUDED.

[*]

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Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       44
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ARTICLE 23  -  CONFIDENTIAL NATURE OF AGREEMENT

23.1 This Agreement is confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party in whole or in part to any other person or body except as may be necessary for either party to carry out its obligations under this Agreement.

23.2 Except as may be reasonably required for the normal operation, maintenance, overhaul and repair of the Aircraft, Northwest shall hold confidential all technical data and information supplied by or on behalf of Bombardier. Except in accordance with this Agreement, Northwest shall not reproduce any technical data or information or divulge the same to any third party without the prior written consent of Bombardier.

23.3 Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.

23.4 In the event Northwest is required to file this Agreement as an exhibit to a registration statement under the Securities Act of 1933, as amended (the "Securities Act") or a periodic report under the Exchange Act of 1934, as amended (the "Exchange Act"), Northwest shall notify Bombardier, by written notice, at least forty-five (45) days prior to the date of such anticipated filing of such determination and the reasons therefor, and [*] work with Bombardier to prepare and file with the Securities and Exchange Commission (the "Commission") a request for confidential treatment pursuant to Rule 24b-2 under the Exchange Act or Rule 406 under the Securities Act, as the case may be, with respect to information in this Agreement.

      Subject to compliance with the foregoing, and notwithstanding the other provisions of this Article, portions of this Agreement may be filed as exhibits to such registration statement or periodic report to the extent required by the Commission and such filing shall not constitute a breach hereof by Northwest.

23.5 Either party (the "Disclosing Party") may disclose this Agreement in response to any summons or subpoena or in connection with any litigation provided that, if practicable and not in violation of any applicable law, rule, regulation or order, notice of such disclosure shall be given to the other party hereto, and (if applicable and not so in violation) in advance of such disclosure, and such other party shall be permitted to resist such disclosure by the appropriate legal proceedings, provided such resistance does not adversely affect the Disclosing Party.

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Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       45
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      The Disclosing Party may also disclose this Agreement if it is required to do so in order to comply with any law, rule, regulation or order (including, without limitation, applicable securities laws and regulations) applicable to such party, provided that, if practicable and not in violation of any such applicable law, rule, regulation or order, notice of such disclosure shall be given to the other party, and (if practicable and not so in violation) in advance of such disclosure, and such other party shall be permitted (if practicable and not so in violation) to resist or seek confidential treatment of such disclosure and the Disclosing Party shall use all reasonable efforts to cooperate with and assist the other party in resisting or seeking confidential treatment of such disclosure, including undertaking the appropriate proceedings or making the appropriate applications or requests (at the cost of the other party) for such purpose where such other party is not entitled to do so on its own behalf.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       46
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ARTICLE 24  -  AGREEMENT

24.1 This Agreement and the matters referred to herein constitute the entire Agreement between Bombardier and Northwest and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memoranda of agreement, proposals, acceptances, agreements, understandings, contracts and communications, whether oral or written, between Bombardier and Northwest or their respective agents, with respect to or in connection with the subject matter of this Agreement and no agreement or understanding varying the terms and conditions hereof shall be binding on either Bombardier or Northwest hereto unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives pursuant to the provisions of this Article hereof.

24.2 If any of the provisions of this Agreement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

24.3 THE BENEFIT OF THE WAIVER, RELEASE, RENUNCIATION AND EXCLUSION OF LIABILITY IN THIS AGREEMENT EXTENDS ALSO TO THE DIVISIONS AND SUBSIDIARIES OF BOMBARDIER INC., AND OTHER AFFILIATES OF BOMBARDIER INC. WHICH BOMBARDIER INC. DIRECTLY OR INDIRECTLY CONTROLS (COLLECTIVELY THE "BOMBARDIER GROUP") AND TO THE OFFICERS, DIRECTORS, EMPLOYEES AND REPRESENTATIVES OF THE BOMBARDIER GROUP, ON WHOSE BEHALF AND FOR WHOSE BENEFIT BOMBARDIER IS, FOR PURPOSES OF THIS ARTICLE 24.3, ACTING AS AGENT AND TRUSTEE.

24.4 Bombardier and Northwest confirm to each other they have each obtained the required authorizations and fulfilled any conditions applicable to enable each of them to enter into this Agreement.

24.5 Northwest and Bombardier agree that this Agreement has been the subject of discussion and negotiation and is fully understood by the parties hereto and that the price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of the provisions contained in Article 19.

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Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       47
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In witness whereof this Agreement was signed on the date written hereof:

For and on behalf of                               For and on behalf of


NORTHWEST AIRLINES, INC.                           Bombardier Inc.
                                                   Bombardier Aerospace
                                                   REGIONAL AIRCRAFT



---------------------------------                  -----------------------------
Name:  Gregory A. May                              Name:  Anthony Prezioso
Title: Vice President -- Aircraft Transactions     Title: Manager, Contracts

Date:                                              Date:
      ---------------------------                        -----------------------


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       48
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                                                                       EXHIBIT I


                            CERTIFICATE OF ACCEPTANCE

         The undersigned hereby acknowledges on behalf of Northwest acceptance of the Aircraft bearing manufacturer's serial number ____________________ fitted with two (2) General Electric CF-34-3B1 turbofan engines bearing serial numbers _____________________ and __________________ as being in accordance with the terms and conditions of the Agreement signed on the day of , 2001 between Bombardier Inc. as represented by Bombardier Aerospace, Regional Aircraft and Northwest.


         Place:                                    Date:
               ----------------------                   ------------------------


         SIGNED FOR AND ON BEHALF OF

         NORTHWEST AIRLINES, INC.


         Per:
                ------------------------------


         Title:
                ------------------------------


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       49
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                                                                      EXHIBIT II

                                  BILL OF SALE

1. FOR VALUABLE CONSIDERATION, BOMBARDIER INC. AS REPRESENTED BY BOMBARDIER AEROSPACE REGIONAL AIRCRAFT ("Bombardier"), OWNER OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED AS FOLLOWS:

              ONE CANADAIR REGIONAL JET MODEL CL-600-2B19 AIRCRAFT BEARING:

              MANUFACTURER'S SERIAL  NO.:     _________________________,
              WITH:

              CF34-3B1 ENGINES SERIAL NOS.:   _________________________,
              AND

              AUXILIARY POWER UNIT NO.:       __________________________


         DOES THIS ________ DAY OF ______ 20__, REPRESENT AND WARRANT TO NORTHWEST AIRLINES, INC. HEREAFTER REFERRED TO AS "NORTHWEST":

         (I) THAT BOMBARDIER HAS GOOD AND MARKETABLE TITLE TO THE AIRCRAFT AND THE GOOD AND LAWFUL RIGHT TO THE AIRCRAFT AND THE GOOD AND LAWFUL RIGHT TO SELL THE SAME TO NORTHWEST; AND

         (II) THE GOOD AND MARKETABLE TITLE TO THE AIRCRAFT IS HEREBY DULY VESTED IN NORTHWEST FREE AND CLEAR OF ALL CLAIMS, LIENS, ENCUMBRANCES AND RIGHTS OF OTHERS OF ANY NATURE. BOMBARDIER INC. HEREBY COVENANTS AND AGREES TO DEFEND SUCH TITLE FOREVER AGAINST ALL CLAIMS AND DEMANDS WHATSOEVER.

         BY VIRTUE OF THE EXECUTION OF THIS BILL OF SALE, BOMBARDIER HEREBY DIVESTS ITSELF OF ALL ITS RIGHT, TITLE AND INTEREST OF ANY KIND IN THE AIRCRAFT, IN FAVOUR OF NORTHWEST.

         NORTHWEST:

         PLACE:__________________                    TIME:____________________


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    Exchange Commission pursuant to a request for confidential treatment.

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         For and on behalf of

         BOMBARDIER INC.
         Bombardier Aerospace
         Regional Aircraft

         Per:
              --------------------------------------

         Title:
               -------------------------------------


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       51
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                                                                    EXHIBIT IIIA


                       CERTIFICATE OF RECEIPT OF AIRCRAFT

THE UNDERSIGNED HEREBY ACKNOWLEDGES TO HAVE RECEIVED FROM BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT, AT DORVAL AIRPORT, ADJACENT TO BOMBARDIER'S PLANT IN DORVAL, PROVINCE OF QUEBEC, CANADA, ON THE _____________ DAY OF ______________ , AT THE HOUR OF _____________ O'CLOCK, ONE (1) CANADAIR REGIONAL JET AIRCRAFT MODEL CL-600-2B19 AIRCRAFT, BEARING SERIAL NUMBER ______________, INCLUDING WITH THE AIRCRAFT TWO (2) CF34-3B1 TURBOFAN ENGINES BEARING MANUFACTURER'S SERIAL NUMBERS _____________ & __________________ AND OTHER MAJOR REPLACEABLE ACCESSORIES ATTACHED TO THE AIRCRAFT AND ENGINES.


Signed for and on behalf of
Northwest Airlines, Inc.


Per:
    -------------------------------------------------


Title:
      -----------------------------------------------


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       52
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                                                                    EXHIBIT IIIB
                                  AIRCRAFT S/N

             Certificate for the Purpose of the Quebec Sales Tax and
               any Canadian Goods and Services Tax and Regulations


The undersigned, _________________ of Northwest, hereby certifies that:

1) The Canadair Regional Jet aircraft serial no. ________ (the "Aircraft") purchased by Northwest from Bombardier Inc. pursuant to purchase agreement no. PA -0498 with Bombardier Inc., dated _______________ 2001, will be ferried out of the Province of Quebec immediately or within a reasonable time after delivery to Northwest;

2) Northwest is purchasing the Aircraft for use principally outside of the Province of Quebec;

3) The Aircraft will be permanently based outside the Province of Quebec; and

4) The Aircraft has not been acquired or leased for use in Quebec before being ferried out of Quebec.

Signed for and on behalf of

Northwest Airlines, Inc.


-----------------------


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       53
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                                                                      EXHIBIT IV
================================================================================
                              CONTRACT CHANGE ORDER
================================================================================

PURCHASER:

PURCHASE AGREEMENT NO.:                                 AIRCRAFT TYPE:

C.C.O. NO.:                                             DATED:

                                                        PAGE __ of __


REASON FOR CHANGE:

---------------------------------------------------------------------

DESCRIPTION OF CHANGE:


ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED


FOR ADMINISTRATIVE PURPOSES ONLY, A CONSOLIDATION OF THE AMENDMENTS CONTAINED IN THIS CCO IS ATTACHED. IN THE EVENT OF INCONSISTENCIES BETWEEN THE CONSOLIDATION AND THIS CCO, THIS CCO SHALL PREVAIL.
----------------------------------------------------------------------

FOR AND ON BEHALF OF:                                   FOR AND ON BEHALF OF:

Bombardier Aerospace, Regional Aircraft                 Northwest Airlines, Inc.

Signed:_______________________                          Signed:_________________

Date:_________________________                          Date:___________________

================================================================================

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Northwest Airlines, Inc.

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    Exchange Commission pursuant to a request for confidential treatment.

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                         SCHEDULE I - PRICE AND PAYMENTS

ARTICLE 1 - PRICE                                                            [*]

1.1 The base price for each of the Aircraft (excluding the Northwest Selected Optional Features) Ex Works (Incoterms 1990) Bombardier's facilities in
      Montreal, Quebec, is [*]                                               [*]


1.2   The base price of the Northwest Selected Optional Features as listed in
      Attachment A hereto for each of the Aircraft is [*]                    [*]

                                             AIRCRAFT BASE PRICE             [*]
                                     (as per Article 4.1 of the Agreement)
                                        (subject to economic adjustment)

ARTICLE 2 - CREDIT MEMORANDUM

In consideration of Northwest entering into the Agreement, Bombardier shall issue to Northwest, at the time of delivery of and payment of the amounts due for each of the Aircraft, a credit memorandum (the "Aircraft Credit Memorandum") in the amount of [*] (to be adjusted in accordance with the Economic Adjustment Formula), in accordance with Article 1.0 of Letter Agreement No. 1 to this Agreement. The Aircraft Credit Memorandum shall be used by Northwest to pay the balance of the payment due for the Aircraft at the time of delivery.

                                                  CREDIT MEMORANDUM          [*]


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Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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In further consideration of Northwest entering into the Agreement and meeting its payment obligations set forth in Article 5 of this Schedule I to the
Agreement and [*]                                                            [*]


ARTICLE 3 - NET PRICE

For information purposes, the net price of each Aircraft (including the [*]) [*], subject to adjustment in accordance with Article 2.0 of Letter Agreement No. 1.
                                AIRCRAFT NET PRICE (AS APPLICABLE)           [*]


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Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       56
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                            SCHEDULE I - ATTACHMENT A
                      NORTHWEST SELECTED OPTIONAL FEATURES
                         PRICES AND DESCRIPTIONS CRJ-440

CR REF. #                      OPTION DESCRIPTION

                                       [*]


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Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       57
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Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       58
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ARTICLE 4 - ECONOMIC ADJUSTMENT FORMULA

Pursuant to the provision of Article 4 of the Agreement, the Aircraft Base Price as stipulated in Article 1 to this Schedule I above as adjusted for any changes made pursuant to Article 11 of the Agreement and any Regulatory Changes pursuant to Articles 8.4 and 8.5 of the Agreement to the account of Northwest shall be adjusted from [*] to the Delivery Date of each Aircraft using the following economic adjustment formula ("Economic Adjustment Formula") to determine the Aircraft Purchase Price for each Aircraft in accordance with Article 4.2 of the Agreement. The Aircraft Credit Memorandum [*] shall be similarly adjusted in accordance with the following formula. [*]

[*]

        PP  =    [*]


where:

        PP  =  Aircraft Purchase Price;

        PO  =  Base Price;

        LD = the Canadian labour index based upon the indices for the arithmetic average of the fifth, sixth and seventh full month preceding the month of delivery of the relevant Aircraft;

        LO = is [*], being the arithmetic average of the Canadian labour index for


        ED = the U.S. labour index based upon the indices for the arithmetic average of the fifth, sixth and seventh full month preceding the month of delivery of the relevant Aircraft;

        EO  =  is [*], being the arithmetic average of the U.S. labor index for


        CD = the Industrial Commodities index based upon the indices for the arithmetic average of the fifth, sixth and seventh full month preceding the month of delivery of the relevant Aircraft;

        CO = is [*], being arithmetic average of the Industrial Commodities index for [*];


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Northwest Airlines, Inc.

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    Exchange Commission pursuant to a request for confidential treatment.

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        MD  =  the material index based upon the indices for the arithmetic average of the fifth, sixth and seventh full month preceding the month of delivery of the relevant Aircraft;

        MO = is [*], being the arithmetic average of the material index for [*];


For the purpose of the Economic Adjustment Formula and the calculation of the economic adjustment:

      (a) the Canadian labour index shall be the index provided in the North American Industrial Classification System(N.A.I.C.S.) Code 3364 for Average Hourly Earnings (including overtime) for Aerospace Products and Parts manufacturing (Canada) published by Statistics Canada.

      (b) the U.S. labour index shall be the index provided in the Bureau of Labor Statistics (B.L.S.) Code 372 Gross Hourly Earnings of production and non-supervisory workers in the Aircraft and Aircraft Parts Industry as published by the U.S. Department of Labor, Bureau of Labor Statistics in "Employment and Earnings" Table C-2.

      (c) the Industrial Commodities index shall be the index provided in the Producer Price Index as Industrial Commodities as published by the U.S. Department of Labor, Bureau of Labor Statistics in "Producer Prices and Price Indexes" Table 6.

      (d) the material index shall be the index provided in the Producer Price Index for Code 10 Metals and Metals Products as published by the U.S. Department of Labor, Bureau of Labor Statistics in "Producer Prices and Price Indexes" Table 6.


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    Exchange Commission pursuant to a request for confidential treatment.

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      (e)   in the event that Bombardier shall be prevented from calculating the
            Aircraft Purchase Price of each Aircraft due to any delay in the publication of the required indices, Bombardier shall use the last provisionally published indices, and in the event that provisional indices are not available, Bombardier shall extrapolate from the last three (3) months of published indices and such extrapolation shall be final and shall be used to determine the Aircraft Purchase Price.

      (f) the indices used in the Economic Adjustment Formula represent the projection by Bombardier of the manner in which Bombardier will incur cost in the production of the Aircraft. In the event that there is a change in circumstances which materially affects the indices chosen, the indices and shall be amended accordingly. The change in circumstances referred to above are:

                1) Any change in the methodology of calculation of the indices or, 2) if any of said indices are permanently or temporarily discontinued or withdrawn from publication or 3) the data samples used to calculate any of the indices are changed significantly, in which case, the most nearly comparable index published by another appropriate government body, or a recognized financial institution, financial publication or university shall be selected by mutual agreement of the parties to be used as a substitute index. Such substitute index will reflect as closely as possible the actual variations of the wages or of the material commodities/material costs, as the case may be used in the calculation of the original index. As a result of the selection of a substitute index, the Economic Adjustment Formula will be adjusted for the successive utilization of the original index and of the substitute index.

In the calculation of the Aircraft Purchase Price the following guidelines in respect of decimal places shall apply:

      (a) All indices in the Economic Adjustment Formula shall be used to the second decimal place,

      (b) The Economic Adjustment Formula shall be calculated to four decimal places, and

      (c) The Aircraft Purchase Price resulting from the Economic Adjustment Formula shall be corrected to the nearest dollar.


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ARTICLE 5 - PAYMENT SCHEDULE

5.1 Northwest shall make payment or cause payment to be made for the Aircraft as follows:

      [*]


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                         SCHEDULE II - DELIVERY SCHEDULE

                                   75 AIRCRAFT


          1. [*]                  27. [*]                   53. [*]
          2.                      28.                       54.
          3.                      29.                       55.
          4.                      30.                       56.
          5.                      31.                       57.
          6.                      32.                       58.
          7.                      33.                       59.
          8.                      34.                       60.
          9.                      35.                       61.
         10.                      36.                       62.
         11.                      37.                       63.
         12.                      38.                       64.
         13.                      39.                       65.
         14.                      40.                       66.
         15.                      41.                       67.
         16.                      42.                       68.
         17.                      43.                       69.
         18.                      44.                       70.
         19.                      45.                       71.
         20.                      46.                       72.
         21.                      47.                       73.
         22.                      48.                       74.
         23.                      49.                       75.
         24.                      50.
         25.                      51.
         26.                      52.


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                     SCHEDULE III - PRODUCT SUPPORT SERVICES

          ANNEX A - TECHNICAL SUPPORT, SPARES PROVISIONING, SIMULATOR,
                     TRAINING, TECHNICAL DATA AND GUARANTEES

The following Product Support Services are those services to which reference is made in Article 3 of the Agreement.

ARTICLE 1  -  TECHNICAL SUPPORT

1.1   FACTORY SERVICE

      Bombardier agrees to maintain or cause to be maintained the capability to respond to Northwest's technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereon. This service shall be provided for as long as ten (10) CL-600-2B19 aircraft remain in commercial air transport service.

1.2   FIELD SERVICE REPRESENTATIVE

      1.2.1    SERVICES

               In consideration and subject to Northwest purchasing the Aircraft identified in this Purchase Agreement, Bombardier shall, subject to Article 1.2.2, assign up to [*] Field Service Representatives ("FSR") [*] to Northwest's main base of operation or other location as may be mutually agreed. FSR [*] hours of operation shall be Monday through Friday, eight (8) hours per day (excluding holidays).

      1.2.2    TERM

               For each of the Aircraft purchased by Buyer, such FSR [*] and shall commence approximately one (1) month prior to the Delivery Date of the first Aircraft or as mutually agreed.

               The FSR [*] assignment may be extended immediately following the expiration of the above term according to the terms and conditions herein and [*].


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

1.3   MAINTENANCE PLANNING SUPPORT

      1.3.1    SCHEDULED MAINTENANCE TASK CARDS

               As described in Schedule III - Annex A, Attachment A, Bombardier shall provide Northwest Bombardier's scheduled maintenance task cards [*]. At Northwest's request Bombardier shall provide a proposal for task cards produced to Northwest's format.

      1.3.2    IN-SERVICE MAINTENANCE DATA

               Northwest agrees to provide to Bombardier in-service maintenance data in order to provide updates to Bombardier's recommended maintenance program. Northwest and Bombardier shall agree on standards and frequency for communication of such data.

1.4   [*]

1.5   TRAVEL

      If requested by Northwest, the FSR, [*], at Northwest's expense with respect to travel and lodging expenses, but using Northwest's air transportation services to the maximum extent possible, travel to another location to provide technical advice to Northwest.

1.6   WORK PERMITS AND CLEARANCES

      Northwest shall arrange for all necessary work permits and airport security clearances required for the FSR or other Bombardier employees [*].

1.7   ADDITIONAL SERVICES

      At Northwest's request Bombardier shall provide a proposal to provide such additional support services, at Bombardier's then current published (if published) rates or at commercially reasonable rates, if not published, as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ARTICLE 2  -  SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT

2.1   DEFINITIONS AND TERM

      a.   "BOMBARDIER PARTS":

           any spare parts, ground support equipment, tools and test equipment which bear an in-house Cage Code number in the Bombardier Provisioning Files (as that expression is defined in ATA Specification 2000).

      b.   "POWER PLANT PARTS":

           any power plant or power plant part or assembly carrying the power plant manufacturer's part number or any part furnished by the power plant manufacturer for incorporation on the Aircraft.

      c.   "VENDOR PARTS":

           any spare parts, ground support equipment, tools and test equipment for the Aircraft which are not Bombardier Parts or Power Plant Parts.

      d.   "SPARE PARTS":

           all materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered for the Aircraft by Northwest from Bombardier and not installed on the Aircraft at delivery. The term Spare Parts includes Bombardier Parts, Power Plant Parts and Vendor Parts.

      e.   "ORDER":
           any order for Spare Parts issued by Northwest to Bombardier; and

      f.   "TECHNICAL DATA":

           shall have the meaning attributed to it in Schedule III - Annex A
           Article 4.1.

      g.    TERM AND APPLICABILITY

           The term of this Schedule III, Annex A Article 2 shall become effective on the date hereof and shall remain in full force and effect with respect to the purchase and sale of Spare Parts for each Aircraft so long as at least ten (10) CL-600-2B19 aircraft remain in commercial air transport service. The provisions of Schedule


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

           III, Annex A Articles 2.2 and 2.6.5 shall survive expiration or termination of this Agreement.


2.2   ORDER TERMS

      Terms and conditions hereof shall apply to all Orders placed by Northwest with Bombardier in lieu of any terms and conditions in Northwest's purchase orders.

2.3   PURCHASE AND SALE OF SPARE PARTS

      2.3.1    AGREEMENT TO MANUFACTURE AND SELL

               Bombardier shall manufacture, or procure, and make available for sale to Northwest suitable Spare Parts in quantities sufficient to meet the reasonably anticipated needs of Northwest for normal maintenance and normal spares inventory replacement for each Aircraft. During the term specified in Schedule III, Annex A
               Article 2.1 above, Bombardier shall also maintain a shelf stock of certain Bombardier Parts selected by Bombardier to ensure reasonable re-order lead times and emergency support. Bombardier shall maintain a reasonable quantity of Bombardier insurance parts. [*]

2.4   AGREEMENT TO PURCHASE OR REDESIGN BOMBARDIER PARTS

      2.4.1    PURCHASE OR REDESIGN OF BOMBARDIER PARTS

               In consideration of Bombardier's obligation under Schedule III, Annex A Article 2.3.1, during the term stated in Schedule III, Annex A Article 2.1, Northwest agrees to purchase Bombardier Parts only from Bombardier [*].

      2.4.2    NORTHWEST'S RIGHT TO PURCHASE, REDESIGN OR MANUFACTURE

               2.4.2.1 Northwest's right to purchase, redesign or to have redesigned or manufacture or to have manufactured Bombardier Parts under the preceding Article shall not be construed as a granting of a license by Bombardier and shall not obligate Bombardier to disclose to anyone Technical Data or other information nor to the payment of any license fee or royalty or create any obligation whatsoever to Bombardier and Bombardier shall be relieved of any obligation or liability with respect to patent infringement in connection with any such redesigned part. Northwest shall be responsible for obtaining all regulatory authority approvals to repair the Aircraft using redesigned or manufactured Bombardier Parts as described in the preceding Article. Any such redesigned part shall be identified with Northwest's part number only.


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                       Northwest agrees to relieve Bombardier of any obligation or liability in connection with any Bombardier Part redesigned or manufactured by Northwest including any Warranty obligations.

               2.4.2.2 Should Bombardier reasonably determine through its investigation of any claim submitted by Northwest with respect to the Warranty and Service Life Policy as set out in Schedule III Annex A and B respectively to the Agreement or with respect to any guarantees and additional coverage as set out in the Letter Agreements identified below, that any Bombardier Part manufactured by Northwest was a contributing factor for such claim, then Bombardier's obligation under the Warranty, Service Life Policy or under such guarantees or additional coverage provisions, as applicable, will be adjusted as Bombardier reasonably considers appropriate unless Northwest can furnish reasonable evidence that such part was not a contributing factor of the claim:

                       Letter Agreement No.08 (Dispatch Reliability Guarantee); Letter Agreement No.09 (Schedule Completion Rate
                                               Guarantee)(l)
                       Letter Agreement No.10 (ADMC Guarantee);
                       Letter Agreement No.11 (Additional Warranty Coverage) Letter Agreement No.13 (Performance Guarantee CRJ 440); Letter Agreement No.14 (Performance Guarantee CRJ 200); Letter Agreement No.19 (Noise Guarantee); and
                       Letter Agreement No.20

      2.4.3    NOTICE TO BOMBARDIER OF REDESIGNED PARTS

               If Northwest redesigns or has had any Bombardier Parts redesigned, Northwest agrees to thereafter advise Bombardier thereof and make available to Bombardier and its affiliates the design for any such redesigned part, provided Bombardier agrees to relieve Northwest of any obligation or liability in connection with any such redesigned Bombardier Part if Northwest's design is used by Bombardier. If Bombardier requests, Northwest agrees to offer Bombardier the opportunity to negotiate in good faith the granting to Bombardier of the exclusive manufacturing rights of the redesigned part.

2.5   PURCHASE OF VENDOR PARTS & POWER PLANT PARTS

      Bombardier shall maintain a spares stock of selected Vendor Parts to support provisioning and replenishment sales to its customers. Bombardier agrees to use reasonable efforts to require its vendors to comply with the terms and conditions of this Schedule III, Annex A Article 2 as they apply to Vendor Parts. [*]

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

2.6   SPARE PARTS PRICING

      2.6.1    SPARE PARTS PRICE CATALOGUE

               Prices for commonly used Bombardier Parts and Vendor Parts stocked by Bombardier shall be published in the spare parts price catalogue ("Spare Parts Price Catalogue"). [*]

      2.6.2    BOMBARDIER PRICES FOR VENDOR PARTS

               If Northwest orders Vendor Parts from Bombardier, the price shall be as published in the Spare Parts Price Catalogue. If there is no such price published in the Spare Parts Price Catalogue, Bombardier will provide a quotation.

      2.6.3    QUOTATIONS

               Price and delivery quotations for items not included in the Spare Parts Price Catalogue shall be provided at Northwest's request by Bombardier. [*]

      2.6.4    PRICE APPLICABILITY

               The purchase price of Bombardier Parts shall be the applicable price set forth in the Spare Parts Price Catalogue at time of receipt by Bombardier of Northwest's Order or as quoted by Bombardier to Northwest upon request. If Northwest requests accelerated delivery or special handling for Bombardier Parts not included in the Spare Parts Price Catalogue, Bombardier may increase the price from the original quotation to cover any additional actual direct costs to Bombardier.

      2.6.5    CURRENCY AND TAXES

               2.6.5.1 All  Spare  Parts  Catalogue  and  quotation  prices shall be in U.S. dollars and exclusive of transportation, taxes, duties and licenses.

               2.6.5.2 Except as provided herein, Northwest shall pay to
                       ombardier the amount of any sales, use, value-added including the Canadian Goods and Services Tax), excise or similar taxes that are lawfully imposed by any federal, provincial or local taxing authority within Canada, the


Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

               United States or any other jurisdiction and that are required to be paid as a result of any sale, use, delivery, storage or transfer of any Spare Parts ("Spare Parts Taxes"). If any such Spare Parts Taxes are applicable, Bombardier shall separately state the amount of such tax in its invoice provided Bombardier has the obligation to collect and remit such Taxes under applicable law.

               2.6.5.3 [*]

               2.6.5.4 [*]

               2.6.5.5 [*]

               2.6.5.6 [*]

               2.6.5.7 [*]

               2.6.5.8 [*]

               2.6.5.9 [*]

      2.6.6    VENDOR PRICING

               Bombardier shall use reasonable efforts to require its major vendors to maintain any published price for their parts for a period of at least twelve (12) months with a ninety (90) calendar day notice period prior to changing a published price.

2.7   PROVISIONING

      2.7.1    PRE-PROVISIONING/PROVISIONING CONFERENCE

               Pre-provisioning and provisioning conferences shall be convened on dates to be mutually agreed between Northwest and Bombardier in order to:

               (i) discuss the operational parameters to be provided by Northwest to Bombardier which Bombardier considers necessary for preparing its quantity recommendations for initial provisioning of Spare Parts to be purchased from Bombardier or vendors ("Provisioning Items");

               (ii) review Northwest's ground support equipment and special tool requirements for the Aircraft;

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

               (iii) discuss the format of the provisioning documentation to be provided to Northwest from Bombardier for the selection of Provisioning Items; and

               (iv) arrive at a schedule of events for the initial provisioning process, including the establishment of a date for the initial provisioning conference ("Initial Provisioning Conference") which shall be scheduled at least twelve (12) months prior to delivery of the first Aircraft.

               The time and location of the pre-provisioning conference shall be mutually agreed upon between the parties; however, Bombardier and Northwest shall use their best efforts to convene such meeting within thirty (30) days after execution of the Agreement.

2.8   INITIAL PROVISIONING DOCUMENTATION

      Initial provisioning documentation for Bombardier Parts and Vendor Parts shall be provided by Bombardier as follows:

      a) Bombardier shall provide, as applicable to Northwest, no later than nine (9) months prior to the Scheduled Delivery Date of the first Aircraft, or as may be mutually agreed, the initial issue of provisioning files as required by ATA Specification 200, Chapter 1; Revisions to this provisioning data shall be issued by Bombardier every ninety (90) calendar days until ninety (90) calendar days following the Delivery Date of the last Aircraft or as may be mutually agreed;

      b) Bombardier shall provide, as required by Northwest, all data files defined in Chapter 1 of ATA Specification 200; and

      c) the Illustrated Parts Catalogue designed to support provisioning shall be issued concurrently with provisioning data files and

      2.8.1    [*]

      2.8.2    DELIVERY OF OBSOLETE SPARE PARTS AND SUBSTITUTES

               Obsolete or unusable Spare Parts returned by Northwest pursuant to Schedule III, Annex A Article 2.8.1. shall be delivered to Bombardier at its plant in Ontario or Quebec, or such other destination as Bombardier and Northwest may agree. Spare Parts substituted for such returned obsolete or unusable Spare Parts shall be delivered to Northwest from Bombardier's plant in Ontario or Quebec, or such other Bombardier shipping point as Bombardier and Northwest may agree. [*]

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

      2.8.3    OBLIGATION TO REPURCHASE SURPLUS PROVISIONING ITEMS

               During a period commencing one (1) year after the Delivery Date of the first Aircraft, and ending five (5) years after such Delivery Date, Bombardier shall, upon receipt of Northwest's written request and subject to the exceptions in Schedule III, Annex A Article 2.8.4, repurchase unused and undamaged Provisioning Items which: (i) were recommended by Bombardier as initial provisioning for the Aircraft, (ii) were purchased by Northwest from Bombardier, and (iii) are surplus to Northwest's needs.

      2.8.4    EXCEPTIONS

               Bombardier shall not be obligated under Schedule III, Annex A
               Article 2.8.3 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Bombardier in its Recommended Spare Parts List ("RSPL") for the Aircraft, (ii) Power Plant Parts, QEC Kits, standard hardware, bulk and raw materials, ground support equipment and special tools, (iii) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Northwest's modification of the Aircraft or (b) design improvement by the Aircraft manufacturer or the vendor (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Bombardier or the vendor to provide no charge retrofit kits or replacement parts which correct such defect), and (iv) Provisioning Items which become surplus as a result of a change in Northwest's operating parameters provided to Bombardier pursuant to Schedule III, Annex A Article 2.7, which were the basis of Bombardier's initial provisioning recommendations for the Aircraft.

      2.8.5    NOTIFICATION AND FORMAT

               Northwest shall notify Bombardier, in writing, when Northwest desires to return Provisioning Items which Northwest's review indicates are eligible for repurchase by Bombardier under the provisions of Schedule III, Annex A Article 2.8.3. Northwest's notification shall include a summary, in part number sequence, of the Provisioning Items Northwest desires to return. Such summary shall be in the form of listings as may be mutually agreed between Bombardier and Northwest prior to the first delivery, and shall include part number, nomenclature, purchase order number, purchase order date and quantity to be returned.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

               Within [*] business days after receipt of Northwest's notification Bombardier shall complete its review of such summary.


      2.8.6    REVIEW AND ACCEPTANCE BY BOMBARDIER

               Upon completion of Bombardier's review of any detailed summary submitted by Northwest pursuant to Schedule III, Annex A Article 2.8.5, Bombardier shall issue to Northwest a Material Return Authorization notice ("MRA") for those Provisioning Items Bombardier agrees are eligible for repurchase in accordance with
               Schedule III, Annex A Article 2.8.3. Bombardier will advise Northwest of the reason that any Provisioning Items included in Northwest's detailed summary are not eligible for return. The MRA notice shall state the date by which Provisioning Items listed in the MRA notice must be redelivered to Bombardier and Northwest shall arrange for shipment of such Provisioning Items accordingly.

      2.8.7    PRICE AND PAYMENT

               [*] Bombardier shall pay the repurchase price by issuing a credit memorandum in favour of Northwest which may be applied against amounts due Bombardier for the purchase of Spare Parts and services.

      2.8.8    RETURN OF SURPLUS PROVISIONING ITEMS

               Provisioning Items repurchased by Bombardier pursuant to Schedule III, Annex A Article 2.8.6 shall be delivered to Bombardier Free Carrier (Incoterms), [*].

      2.8.9 OBSOLETE SPARE PARTS AND SURPLUS PROVISIONING ITEMS - TITLE AND RISK OF LOSS

               Title to and risk of loss of any obsolete or unusable Spare Parts returned to Bombardier pursuant to Schedule III, Annex A Article
               2.8.3 shall pass to Bombardier upon delivery thereof to Bombardier. Title to and risk of loss of any Spare Parts substituted for an obsolete or unusable Spare Part pursuant to
               Schedule III, Annex A Article 2.8.1 shall pass to Northwest upon delivery thereof to Northwest. Title to and risk of loss of any Provisioning Items repurchased by Bombardier pursuant to Schedule III, Annex A Article 2.8.3 shall pass to Bombardier upon delivery thereof to Bombardier.

               [*]

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

2.9   PROCEDURE FOR ORDERING SPARE PARTS

      Orders for Spare Parts may be placed by Northwest to Bombardier by any method of order placement (including but not limited to SITA, ARINC, EDI (including the Internet, if such facilities become available at Bombardier), telecopier, letter, telex, facsimile, telephone or hard copy purchase order).

      2.9.1    REQUIREMENTS

               Orders shall include at a minimum order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and Bombardier's price, if available. [*]

      2.9.2    PROCESSING OF ORDERS

               [*]

      2.9.3   CHANGES

               [*]

      2.9.4    ELECTRONIC DATA INTERCHANGE

               2.9.4.1 USE OF ELECTRONIC DATA INTERCHANGE (EDI)

                       The SPEC 2000 Protocol shall be used for any EDI transaction. Buyer and Bombardier shall implement security procedures to ensure proper use of this communication. A message will be considered received only at the point where it is in a format which can be accepted by the receiving computer according to ATA SPEC 2000 rules on transmissions. If garbled transmissions are received, the receiver shall promptly notify the sender through use of the S1REJECT command.

               2.9.4.2 ACCEPTANCE OF EDI TRANSACTIONS

                       The SIBOOKED transaction creates an obligation on the part of Buyer to purchase the material and quantities as specified in the transmission. Bombardier is obliged to sell the material and quantities as specified except as may be identified in a subsequent SIORDEXC message. With respect to a S1QUOTES transaction, Buyer and Bombardier are bound to respect the prices quoted in the transmission in any resultant S1BOOKED order transaction based

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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                       upon that S1QUOTES message within the validity period of
                       the S1QUOTES message. An S1NVOICE message will be considered as the official commercial invoice for the goods shipped. An S1STOCKS, S1SHIPPD, S1POSTAT or S1PNSTAT message creates no obligations on either the Buyer or Bombardier.

                       If an S1BOOKED acknowledgment is not sent within 24 hours by Bombardier then Buyer shall resend the original message.

                       Any document which has been properly received shall not give rise to any obligation unless and until the party receiving such document has properly transmitted in return an acknowledgment document according to SPEC 2000 Protocol.

               2.9.4.3 SYSTEMS OPERATIONS

                       Buyer and Bombardier, at their own expense, shall provide and maintain the equipment, software, services and testing necessary to effectively and reliably transmit and receive documents.

               2.9.4.4 VALIDITY OF DOCUMENTS

                       Schedule III, Annex A Article 2.9.4 has been agreed to by Buyer and Bombardier to evidence their mutual intent to create binding purchase and sale obligations pursuant to the electronic transmission and receipt of documents as described herein.

                       Such documents properly transmitted pursuant to this
                       Schedule III, Annex A Article 2.9.4 shall be considered, in connection with any transaction or any other agreement, to be a "writing" or "in writing" and shall be deemed for all purposes (a) to have been "signed" and (b) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

                       Signed documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between Buyer and Bombardier to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither Buyer nor Bombardier shall contest the admissibility of copies of signed documents under either the business records exception to the hearsay rule or the best evidence rule on the basis that the signed documents were not originated or maintained in documentary form.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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               2.9.4.5 LIMITATION OF LIABILITY

                       NEITHER BUYER NOR BOMBARDIER SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING FROM OR AS A RESULT OF ANY DELAY, OMISSION OR ERROR IN THE ELECTRONIC TRANSMISSION OR RECEIPT OF ANY DOCUMENTS PURSUANT TO THIS ANNEX A ARTICLE 2.9.4, EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

2.10  PACKING

      All Spare Parts ordered shall receive standard commercial packing suitable for export shipment via airfreight. Such standard packing will generally be to ATA 300 standards as amended from time to time. [*]

2.11  PACKING LIST

      Bombardier shall insert in each shipment a packing list/release note itemized to show:

      (i)    the contents of the shipment,
      (ii) the approved signature of Bombardier's TC authority attesting to the airworthiness of the Spare Parts, and

      (iii)  value of the shipment for customs clearance if required.

2.12  CONTAINER MARKS

      Upon Northwest's request each container shall be marked with shipping marks as specified on the Order. In addition Bombardier shall, upon request, include in the markings: gross weight and cubic measurements.

2.13  DELIVERY, TITLE AND RISK OF LOSS

      2.13.1   DELIVERY POINT

               Spare Parts shall be delivered to Northwest in one of the following manners at Bombardier's sole option:

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

               (i) Free Carrier (Incoterms 1990) Bombardier's plant in either Ontario or Quebec, Canada; or

               (ii) Free Carrier (Incoterms 1990) other Bombardier depots or shipping points; or

               (iii) Free Carrier (Incoterms 1990) vendor's or subcontractor's plant.


      2.13.2   DELIVERY TIME

               Bombardier shall use reasonable efforts so that shipment of Bombardier Parts to Northwest be as follows:

               a) AOG ORDERS

                  Ship AOG Orders within four (4) hours of receipt of Order. Northwest's affected Aircraft factory production number shall be required on AOG Orders;

               b) CRITICAL ORDERS (A1)

                  Ship critical Orders within twenty-four (24) hours of order receipt;

               c) EXPEDITE ORDERS (A2)

                  Ship expedite Orders within seven (7) calendar days of order receipt;

               d) INITIAL PROVISIONING ORDERS

                  Prior to the Delivery Date of the first Aircraft or as may be mutually agreed; and

               e) OTHER ORDERS

                  Shipment of stock items shall be approximately thirty (30) calendar days after Bombardier's receipt of Northwest's Order. Shipment of non-stock items shall be in accordance with quoted lead times or lead times published in the current Spare Parts Price Catalogue, procurement data, or provisioning data.

2.14  COLLECT SHIPMENTS

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

      Where collect shipments are not deemed practicable by Bombardier, charges for shipment, insurance, prepaid freight charges and all other costs paid by Bombardier (without mark-up) shall be paid by Northwest promptly upon presentation to Northwest of invoices covering the same.

2.15  FREIGHT FORWARDER

      If Northwest elects to use the services of a freight forwarder for the onward movement of Spare Parts, Northwest agrees to release Bombardier from and indemnify it for any liability for any fines or seizures of Spare Parts imposed under any governmental Goods in Transit regulations. Any such fines levied against Bombardier will be invoiced to Northwest and any Spare Parts seized under such regulations will be deemed to be received, inspected, and accepted by Northwest at the time of seizure.

2.16  REIMBURSEMENT OF EXPENSES

      If Bombardier gives Northwest written notice that an Order is ready for shipment and shipment is delayed more than [*] days at Northwest's request, Northwest shall promptly reimburse Bombardier upon demand for all costs and expenses, including but not limited to reasonable amounts for storage, handling, insurance and taxes, incurred by Bombardier as a result of such delay.

2.17  TITLE AND RISK OF LOSS

      Property and title to the Spare Parts will pass to Northwest upon payment for the Spare Parts in full. Until payment in full for Spare Parts, (a) title to them will not pass to Northwest, and (b) Bombardier maintains a purchase money security interest in them. Risk of loss of the Spare Parts will pass to Northwest upon delivery by Bombardier. With respect to Spare Parts rejected by Northwest pursuant to Schedule III, Annex A Article 2.19, risk of loss shall remain with Northwest until such Spare Parts are re-delivered to Bombardier.

      [*]

2.18  INSPECTION AND ACCEPTANCE

      All Spare Parts shall be subject to inspection by Northwest at destination. Use of Spare Parts or failure of Northwest to give notice of rejection within thirty (30) days after receipt shall constitute acceptance. Acceptance shall be final and Northwest waives the right to revoke acceptance for any reason, whether or not known to Northwest at the time of acceptance. Northwest's remedies for defects discovered before acceptance are exclusively provided for in Schedule III, Annex A Article
      2.19 herein.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

2.19  REJECTION

      Any notice of rejection referred to in Schedule III, Annex A Article 2.18 shall specify the reasons for rejection. If such Spare Part(s) are validly rejected and unused, Bombardier shall replace the rejected Spare Part(s). Northwest shall, upon receipt of Bombardier's written instructions and Material Return Authorization ("MRA") number, return the rejected Spare Parts to Bombardier at its specified plant, or other destination as may be mutually agreeable. [*]

2.20  PAYMENT

      Except as provided in Schedule III, Annex A Article 2.22 below, payment terms shall be net thirty (30) calendar days of invoice date for established open accounts. Any overdue amount shall bear interest from the due date until actual payment is received by Bombardier at the annual rate of interest set forth in Article 5.3 of this Agreement.

2.21  PAYMENT FOR PROVISIONING ITEMS

      Payment for Provisioning Items shall be made by Northwest as follows:

      a) a deposit of [*] of the total order value for each order of Provisioning Items upon placing such order which shall be least ninety
         (90) days in advance of shipment; and

      b) the balance of the total price of Provisioning Items upon their delivery.

2.22  MODIFIED TERMS OF PAYMENT

      Bombardier reserves the right to alter the terms of payment without prior notice if Northwest fails to pay when due an amount Northwest owes under any agreement with Bombardier.

2.23  REGULATIONS

      Northwest shall comply with all applicable monetary and exchange control regulations and shall obtain any necessary authority from the governmental agencies administering such regulations to enable Northwest to make payments at the time and place and in the manner specified herein.

2.24  INTENTIONALLY LEFT BLANK

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

2.25  CANCELLATION OF ORDERS

      Except as otherwise may apply to initial provisioning, if Northwest cancels an Order, Bombardier, at its option, shall be entitled to recover actual damages, but not less than the following cancellation charges or more than the purchase price of the Spare Parts covered by the Order:

      a) if work accomplished on the Order has been limited to Bombardier Spares Department, or the part has been identified as "shelf stock" in the Spare Parts Price Catalogue, no cancellation charges shall be made;

      b) if production planning has been completed on the Order and shop orders have been written, but no shop time or material charges have been made against the Order, the cancellation charge shall be 10% of the price but not to exceed $100 per unit;

      c) if shop time or material charges have been made against the Order, the cancellation charge shall be based on the cost of such time and materials, plus overhead; and

      d) if the Spare Parts covered by the Order can be absorbed into Bombardier's inventory without increasing Bombardier's normal maximum stock level, no cancellation charges shall be made.

ARTICLE 3  -  TRAINING

3.1   GENERAL TERMS

      3.1.1 The objective of the training programs (the "Programs"), to be described herein, shall be to familiarize and assist Northwest's personnel in the introduction, operation, and maintenance of the Aircraft.

               Bombardier shall offer to the Northwest the Programs in the English language at a Bombardier designated facility; the Programs shall be completed prior to the Delivery Date of the last Aircraft purchased herein.

      3.1.2 Northwest shall be responsible for all travel and living expenses, including local transportation, of Northwest's personnel incurred in connection with the Programs.

      3.1.3 The Programs shall be designed to reflect the model and/or configuration of the Aircraft and may include differences training to identify such configuration or model. Manuals which are provided during the Programs exclude revision service.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

      3.1.4 A training conference shall be held where possible no later than twelve (12) months prior to the Scheduled Delivery Date of the first Aircraft to Northwest, or as may be otherwise agreed, to establish the Programs' content and schedule.

      3.1.5 The Programs are designed for candidates who meet the following minimum prerequisites:

               PILOTS

               (a)  hold airplane multi-engine rating;
               (b)  have recent multi-crew experience;
               (c)  hold valid instrument flight rating;
               (d)  hold valid medical certificate;
               (e)  have a functional comprehension of the English language;
               (f)  captains hold current and valid ATP license or equivalent;
                    and
               (g) first officers hold current and valid commercial license or equivalent.

               FLIGHT ATTENDANTS

               (a) has successfully completed Northwest's operator's flight attendant training program; and
               (b)  have a functional comprehension of the English language.

               FLIGHT DISPATCHERS

               (a)  qualified flight dispatcher with previous experience; or
               (b) familiar with aircraft performance, weight and balance and flight planning; and
               (c)  have a functional comprehension of the English language.

               MAINTENANCE TECHNICIANS

               (a) hold a valid AME license or equivalent, or have sufficient knowledge and experience;
               (b) have experience with digital communications, glass cockpit and built-in test equipment; and
               (c)  have a functional comprehension of the English language.

3.2   TRAINING PROGRAMS

               Training Program course descriptions for flight crew and maintenance training which may be purchased by Northwest using its SIA Credit, together with

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

               prices for such training courses, are set out in Schedule III, Annex A - Attachments A-1 and A-2.

ARTICLE 4  -  TECHNICAL DATA

4.1   TECHNICAL DATA PROVIDED

      Bombardier shall furnish to Northwest the Technical Data described in
      Schedule III, Annex A Attachment B-1 hereto. Additional technical publications, as set forth in Schedule III, Annex A Attachment B-2, may be purchased by Northwest at the prices set forth in Schedule III, Annex A Attachment B-2, which together with the technical manuals/documents referred to in Schedule III, Annex A - Attachment B-1 shall be referred to as "Technical Data". The Technical Data shall be in the English language and shall provide information on items manufactured according to Bombardier's detailed design and in those units of measures used in the Specification or as may otherwise be required to reflect Aircraft instrumentation as may be mutually agreed. Should Northwest determine that the quantities of some manuals listed in Schedule III Annex A Attachment B-1 are in excess of its requirements, Northwest may request a reduced lesser quantity of manuals and may apply the unused value of the manuals against the purchase of other manuals or revision service as listed on
      Schedule III Annex A Attachment B-2.

4.2   PROPRIETARY TECHNICAL DATA

      It is understood and Northwest acknowledges that the Technical Data provided herein is proprietary to Bombardier and all rights to copyright belong to Bombardier and the Technical Data shall be kept confidential by Northwest. Northwest agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation or alteration thereto allowed by Bombardier.

      Technical Data shall not be disclosed to third parties except for the purposes permitted by Schedule III Annex A Article 2.4 provided that the recipient enters into a non-disclosure agreement acceptable to Bombardier.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

      [*]

4.3 Any data license agreements that may have been entered into by Bombardier and Northwest may not be disclosed or assigned to any other party without Bombardier's prior written consent.

4.4   REVISION SERVICE

      A. Revision services for the Technical Data identified in Schedule III Annex A, Attachment B-1 shall be available at no charge for [*] following the Delivery Date of Northwest's first Aircraft. Subsequent revision service shall be provided at Bombardier's published rates.

      B.       [*]

      C. Provided the revision service is being supplied under the terms of this Agreement or by subsequent purchase order, Bombardier shall incorporate in the applicable documents all applicable Bombardier originated Service Bulletins in a regular revision following formal notification by Northwest that such Service Bulletins shall be accomplished on Northwest's Aircraft. The manuals shall then contain both original and revised configuration until Northwest advises Bombardier in writing that one configuration is no longer required.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                     SCHEDULE III, ANNEX A - ATTACHMENT A-1

                               COURSE DESCRIPTIONS

1.0   FLIGHT CREW TRAINING PROGRAMS

               CRJ STANDARD FLIGHT CREW TRAINING (FMS) - PILOT

               This training consists of up to eighty (80) hours of classroom instruction including Computer Based Training ("CBT"), Cockpit Procedures Trainer ("CPT") and/or Flight Training Device ("FTD"). This is followed by eight (8) training sessions plus one (1) check ride session (for a total of nine (9) sessions) in a TC or FAA approved flight simulator for each crew trained. Each mission shall consist of four (4) hours in the simulator and required briefing/debriefing sessions. Each pilot attending the course receives one (1) copy of the Pilot Training Reference Manual (without revision service).

               IN-FLIGHT TRAINING

               Should Northwest require on-aircraft flight training, such training shall be conducted in Northwest's Aircraft after the Delivery Date. Upon request, Bombardier would be pleased to provide a proposal for such In-flight training. Northwest shall be responsible for the cost of fuel, oil, landing fees, Taxes, insurance as set forth in Article 4 below, maintenance, and other associated operating expenses required for the Aircraft during such training.

               ADDITIONAL SIMULATOR TRAINING

               Additional simulator training can be purchased to supplement the simulator training provided in the CRJ standard flight crew training above which would assist to qualify the Pilots as Instructor Pilots.

               FLIGHT ATTENDANT COURSE

               This course presents general information on the Aircraft and detailed information on the operation of the passenger safety equipment and emergency equipment. Each participant in this course receives one (1) copy of the Flight Attendant Training Guide which shall not be revised. Northwest shall assist Bombardier in the development of the Flight Attendant Training Guide to incorporate Northwest's specific equipment and procedures.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

               FLIGHT DISPATCHER COURSE

               This course consists of classroom instruction covering general Aircraft familiarization, coverage of performance, flight planning, weight and balance and the Minimum Equipment List. Bombardier shall furnish for each participant in this course one
               (1) copy of the Flight Crew Operating Manual which shall not be revised.

2.0   MAINTENANCE TRAINING

               CRJ AIRFRAME AND POWERPLANT SYSTEMS MAINTENANCE COURSE

               This course shall emphasize detailed systems description, operation, and routine line maintenance practices. The course material shall be principally mechanical with electrical and avionics information for overall systems comprehension. The course duration shall be for a maximum of twenty-five (25) working days.

               CRJ ELECTRICAL AND AVIONICS SYSTEMS MAINTENANCE COURSE

               This course shall emphasize detailed systems description, operation and routine line maintenance practices. The course material shall be principally electrical and avionics but shall include mechanical information for overall systems comprehension. The course duration shall be for a maximum of twenty-five (25) working days.

               GROUND HANDLING COURSE

               This course shall provide ramp service personnel with training to be able to tow and park Aircraft and perform routine ramp servicing tasks. Such training shall be conducted in class with a practical demonstration on Northwest's Aircraft after acceptance.

               GENERAL FAMILIARIZATION COURSE

               This course shall generally describe the Aircraft, the systems and the maintenance and support requirements. This course is primarily designed for Northwest's facilities planning, parts provisioning and aircraft management personnel. The course duration is for a maximum of five (5) working days.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

               ENGINE RUN-UP COURSE

               This course enables Northwest's personnel to gain proficiency in engine and APU runs, cockpit management procedures, malfunctions and exceedences. A prerequisite for this course is satisfactory completion of the Airframe and Powerplant Systems Maintenance course.

               AVIONICS TECHNICIAN COURSE

               This course shall cover the components and operation of the Aircraft's avionics systems with emphasis on the interpretation of maintenance diagnostic indications.

               ELECTRICAL / MECHANICAL INTERFACE COURSE

               This course shall cover the components and operation of the Aircraft's airframe and powerplant systems, concentrating on the electrical/electronic interface and built-in testing.

               TAXI RUN COURSE

               This course enables Northwest's personnel to gain proficiency in taxiing of the Aircraft.

3.0   ADDITIONAL TRAINING ASSISTANCE

      Should any of Northwest's personnel require additional assistance training to enable successful completion of the above courses, Bombardier would be pleased to make recommendations on the required training assistance and provide a quotation for any additional assistance training services.

4.0   INSURANCE

             4.1 Northwest shall at all times during flight training in Northwest's Aircraft secure and maintain in effect, at its own expense, insurance policies covering the Aircraft including without limitation:

                    a) liability insurance covering public liability, passenger, crew, property and cargo damage in amounts not less than [*] for any single occurrence;

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

              4.2 The liability policy shall name Bombardier (and its affiliates) as additional insured. All insurance policies shall provide for payments despite any misrepresentations or breach of warranty by any person (other than the assured receiving payments) and shall not be subject to any offset by any other insurance carried by Bombardier except that Northwest shall not be required to provide insurance with respect to the manufacturing, repair and maintenance activities of Bombardier (and of its affiliates) and the related potential liability (product or otherwise) arising therefrom.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                     SCHEDULE III, ANNEX A - ATTACHMENT A-2

                    CUSTOMER SUPPORT SERVICES LIST AND PRICES

----------------------------------------------------------------------------------------------------------------------
CRJ 200 - CUSTOMER SUPPORT SERVICES PRICE LIST
----------------------------------------------------------------------------------------------------------------------
                                            COURSE     PRICE**           UNIT                  REMARKS
     TRAINING                              LENGTH*
----------------------------------------------------------------------------------------------------------------------
CRJ - General Familiarization          3 to 5 days       [*]         per student
----------------------------------------------------------------------------------------------------------------------
CRJ Standard Flight Crew Training          20 days       [*]         per student   Includes groundschool and 9 sim
(FMS) - Pilot                                                                      sessions
----------------------------------------------------------------------------------------------------------------------
CRJ Pilot Differences Training              5 days       [*]         per student
----------------------------------------------------------------------------------------------------------------------
Dry Simulator Rental                                     [*]          per hour     Customer to supply qualified sim
                                                                                   instructor
----------------------------------------------------------------------------------------------------------------------
Wet Simulator Rental                                     [*]          per hour     Includes instructor
----------------------------------------------------------------------------------------------------------------------
Flight Dispatcher                           3 days       [*]         per student
----------------------------------------------------------------------------------------------------------------------
Flight Attendant Training                   4 days       [*]         per student   Minimum 4 students per class.
                                                                                   Above 4 students add $2000 more
                                                                                   for each student.
----------------------------------------------------------------------------------------------------------------------
CRJ Airframe and Powerplant Systems        25 days       [*]         per student
Maintenance Course
----------------------------------------------------------------------------------------------------------------------
CRJ Electrical and Avionics Systems        25 days       [*]         per student
Maintenance Course
----------------------------------------------------------------------------------------------------------------------
Engine Run-Up Training                       1 day       [*]         per student
----------------------------------------------------------------------------------------------------------------------
Electrical/Mechanical Interface            10 days       [*]         per student
Training
----------------------------------------------------------------------------------------------------------------------
Avionics Technician Training               10 days       [*]         per student
----------------------------------------------------------------------------------------------------------------------
Ground Handling                              1 day       [*]         per student
----------------------------------------------------------------------------------------------------------------------
Taxi Run Training                            2 hrs       [*]         per student
----------------------------------------------------------------------------------------------------------------------

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                       ANNEX A - ATTACHMENT A-2 CONTINUED

                    CUSTOMER SUPPORT SERVICES LIST AND PRICES

----------------------------------------------------------------------------------------------------------
                                            PRICE            UNIT                  REMARKS
----------------------------------------------------------------------------------------------------------
ON-SITE CUSTOMER TRAINING
(FIELD SERVICE)
----------------------------------------------------------------------------------------------------------
Field Service Representative or              [*]             per       For service immediately
Inventory Support Representative                          man-month    following the term identified
                                                                       in Article 1.2.2.
----------------------------------------------------------------------------------------------------------
Instructor Pilot                             [*]             per       route proving & line flying
                                                          man-month
----------------------------------------------------------------------------------------------------------
Maintenance Technician                       [*]             per       Maintenance assistance & OJT
                                                           man-month
----------------------------------------------------------------------------------------------------------
Maintenance Planning                         [*]             per       Maintenance Program Development
                                                          man-month
----------------------------------------------------------------------------------------------------------

* Approximate course length

** All prices are Bombardier's published list prices as of the date of this proposal. All prices quoted are in year 2000 U.S. funds and are subject to change without prior notice.

All training provided in the English language at a Bombardier designated facility.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                            ANNEX A - ATTACHMENT B-1
                             LIST OF TECHNICAL DATA

With the delivery of the first Aircraft, Bombardier will provide to Northwest at no additional charge the Technical Data listed in the table below in the quantities indicated, in hardcopy format or if available, CD-ROM at Northwest's discretion.

----------------------------------------------------------------------------------------------------------------------
                       CL 600-2B19 SERIES 200                           CSP NO.      CUSTOMIZED     TOTAL QUANTITY
                          TECHNICAL MANUALS                                                            QUANTITY
----------------------------------------------------------------------------------------------------------------------
                          PUBLICATION TITLE
----------------------------------------------------------------------------------------------------------------------
Airplane Flight Manual (AFM)                                             A-012           X
----------------------------------------------------------------------------------------------------------------------
Flight Crew Operating Manual (FCOM)                                      A-013           X
----------------------------------------------------------------------------------------------------------------------
Quick Reference Handbook (QRH)                                           A-022           X
----------------------------------------------------------------------------------------------------------------------
Pilot's Checklist                                                        A-017           X
----------------------------------------------------------------------------------------------------------------------
Passenger Information Sheet                                              A-048
----------------------------------------------------------------------------------------------------------------------
Weight and Balance Manual                                                A-041           X
----------------------------------------------------------------------------------------------------------------------
Flight Planning & Cruise Control Manual-Hot 3B1 (Metric)                 A-085
----------------------------------------------------------------------------------------------------------------------
Airport Planning Manual (APM)                                            A-020
----------------------------------------------------------------------------------------------------------------------
Crash Crew Chart                                                         A-072           X
----------------------------------------------------------------------------------------------------------------------
Dispatch Deviation Guide (DDG) (FAA)                                     A-046
----------------------------------------------------------------------------------------------------------------------
Master Minimum Equipment List (MMEL) (FAA)                               A-045
----------------------------------------------------------------------------------------------------------------------
Maintenance Facilities and Equipment Planning Manual                     A-035
----------------------------------------------------------------------------------------------------------------------
Maintenance Planning Manual (MPM)                                        A-054           X
----------------------------------------------------------------------------------------------------------------------
Maintenance Requirements Manual (MRM)                                    A-053
----------------------------------------------------------------------------------------------------------------------
Maintenance Task Cards                                                   A-089           X
----------------------------------------------------------------------------------------------------------------------
*Aircraft Maintenance Manual (AMM)                                       A-001           X+
----------------------------------------------------------------------------------------------------------------------
*Powerplant Build-up Manual (PPBM)                                       A-002
----------------------------------------------------------------------------------------------------------------------
Powerplant Ground Run Manual                                             A-056
----------------------------------------------------------------------------------------------------------------------
*Wiring Diagram Manual (WDM)                                             A-003           X
----------------------------------------------------------------------------------------------------------------------
System Schematic Manual (SSM)                                            A-004           X
----------------------------------------------------------------------------------------------------------------------
*Illustrated Parts Catalogue (IPC)                                       A-006           X
----------------------------------------------------------------------------------------------------------------------
Illustrated Tool & Equipment Manual (ITEM)                               A-007
----------------------------------------------------------------------------------------------------------------------
*Structural Repair Manual (SRM)                                          A-008
----------------------------------------------------------------------------------------------------------------------
Fault Isolation Manual (FIM)                                             A-009
----------------------------------------------------------------------------------------------------------------------
Non-Destructive Test Manual (NDT)                                        A-010
----------------------------------------------------------------------------------------------------------------------
Master Index of Technical Publications                                   A-011
----------------------------------------------------------------------------------------------------------------------
Component Maintenance Manual (CMM)                                       A-033
----------------------------------------------------------------------------------------------------------------------
Refuel/Defuel Handbook                                                   A-021
----------------------------------------------------------------------------------------------------------------------
Computer Self-Test/Bite Reset Users Guide                                A-047
----------------------------------------------------------------------------------------------------------------------
ATA Chapter Breakdown                                                    A-064
----------------------------------------------------------------------------------------------------------------------
Service Bulletins/Service Letters
----------------------------------------------------------------------------------------------------------------------

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

* SHALL BE AVAILABLE IN CD-ROM OR OTHER ELECTRONIC MEDIA THAT BOMBARDIER ELECTS TO MAKE AVAILABLE TO ITS OPERATORS GENERALLY.
+  PROVIDED TAKEN IN ELECTRONIC FORMAT

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                            ANNEX A - ATTACHMENT B-2

                     TECHNICAL PUBLICATIONS LIST AND PRICES

----------------------------------------------------------------------------------------------------------------------
     CRJ 200 - TECHNICAL PUBLICATIONS PRICE LIST
----------------------------------------------------------------------------------------------------------------------
                                                          PUBLICATION NO.     PRICE *
----------------------------------------------------------------------------------------------------------------------
                     DOCUMENT TITLE                                            PAPER         CD-ROM      CD-ROM
                                                                                             SINGLE      NETWORK
----------------------------------------------------------------------------------------------------------------------
Aircraft Maintenance Manual (AMM - Part II)                  CSP A-001          [*]           [*]
----------------------------------------------------------------------------------------------------------------------
System Description Section (AMM - Part I)
----------------------------------------------------------------------------------------------------------------------
Power Plant Build-Up Manual                                  CSP A-002          [*]           [*]
----------------------------------------------------------------------------------------------------------------------
Wiring Diagram Manual (WDM)                                  CSP A-003          [*]           [*]
----------------------------------------------------------------------------------------------------------------------
System Schematic Manual                                      CSP A-004          [*]
----------------------------------------------------------------------------------------------------------------------
Aircraft Illustrated Parts Catalog (AIPC)                    CSP A-006          [*]           [*]
----------------------------------------------------------------------------------------------------------------------
Illustrated Tool & Equipment Manual (ITEM)                   CSP A-007          [*]
----------------------------------------------------------------------------------------------------------------------
Structural Repair Manual (SRM)                               CSP A-008          [*]           [*]
----------------------------------------------------------------------------------------------------------------------
Fault Isolation Manual (FIM)/System                          CSP A-009          [*]
Schematic Manual (SSM)
----------------------------------------------------------------------------------------------------------------------
Non-Destructive Test Manual (NDT)                            CSP A-010          [*]
----------------------------------------------------------------------------------------------------------------------
Master Index of Technical Publications                       CSP A-011          [*]
----------------------------------------------------------------------------------------------------------------------
Airplane Flight Manual (AFM)                                 CSP A-012          [*]
----------------------------------------------------------------------------------------------------------------------
Flight Crew Operating Manual (FCOM)                          CSP A-013          [*]
----------------------------------------------------------------------------------------------------------------------
Flight Planning and Cruise Control - Metric (FPCC)           CSP A-015          [*]
----------------------------------------------------------------------------------------------------------------------
Dispatch Deviation Guide                                     CSP A-016          [*]
----------------------------------------------------------------------------------------------------------------------
Pilot Checklist                                              CSP A-017          [*]
----------------------------------------------------------------------------------------------------------------------
Flight Planning and Cruise Control - Imperial (FPCC)         CSP A-018          [*]
----------------------------------------------------------------------------------------------------------------------
Airport Planning Manual (APM)                                CSP A-020          [*]
----------------------------------------------------------------------------------------------------------------------
Refuel/Defuel Handbook                                       CSP A-021          [*]
----------------------------------------------------------------------------------------------------------------------
Quick Reference Handbook (QRH)                               CSP A-022          [*]
----------------------------------------------------------------------------------------------------------------------
Airframe/Engine Maintenance Training Manual                  CSP A-024          [*]
----------------------------------------------------------------------------------------------------------------------
Avionics/Electrical Maintenance Training Manual              CSP A-025          [*]
----------------------------------------------------------------------------------------------------------------------
RJ Familiarization Training Manual                           CSP A-026          [*]
----------------------------------------------------------------------------------------------------------------------
Component Maintenance Manuals (CMM)                          CSP A-033          [*]
----------------------------------------------------------------------------------------------------------------------

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                       ANNEX A - ATTACHMENT B-2 CONTINUED

                     TECHNICAL PUBLICATIONS LIST AND PRICES

--------------------------------------------------------------------------------------
Pilot Reference Manual                                       CSP A-034
Volume I - Systems                                                              [*]
Volume II - Procedures                                                          [*]
--------------------------------------------------------------------------------------
Maintenance Facilities and Equipment Planning Manual         CSP A-035          [*]
(MFEPM)
--------------------------------------------------------------------------------------
Ramp Servicing Training Manual                               CSP A-040          [*]
--------------------------------------------------------------------------------------
Weight and Balance Manual (WBM)                              CSP A-041          [*]
--------------------------------------------------------------------------------------
Master Minimum Equipment Manual (MMEL) - TC                  CSP A-044          [*]
--------------------------------------------------------------------------------------
Master Minimum Equipment Manual (MMEL) - FAA                 CSP A-045          [*]
--------------------------------------------------------------------------------------
Dispatch Deviation Guide (FAA)                               CSP A-046          [*]
--------------------------------------------------------------------------------------
Computer Self-Test/Bite Reset User Guide                     CSP A-047
--------------------------------------------------------------------------------------
Maintenance Requirements Manual (MRM)                        CSP A-053          [*]
--------------------------------------------------------------------------------------
Maintenance Planning Manual (MPM)                            CSP A-054          [*]
--------------------------------------------------------------------------------------
Power Plant Ground Run Manual                                CSP A-056          [*]
--------------------------------------------------------------------------------------
ATA Chapter Breakdown                                        CSP A-064          [*]
--------------------------------------------------------------------------------------
Crash Crew Chart                                             CSP A-072          [*]
--------------------------------------------------------------------------------------
Flight Planning & Cruise Control 3B1 - Basic Metric          CSP A-083          [*]
--------------------------------------------------------------------------------------
Flight Planning & Cruise Control 3B1 - Hot/High Metric       CSP A-085          [*]
--------------------------------------------------------------------------------------
Flight Planning & Cruise Control 3B1 - Hot/High Imperial     CSP A-086          [*]
--------------------------------------------------------------------------------------
Maintenance Task Cards                                       CSP A-089          [*]
--------------------------------------------------------------------------------------
Service Bulletins/Service Letters                                               [*]
--------------------------------------------------------------------------------------
Passenger Information Sheet
--------------------------------------------------------------------------------------

* All prices are Bombardier's published list prices as of the date of this proposal. All prices quoted are in year 2000 U.S. funds and are subject to change without prior notice.

Subject to Annex A, Article 4.4, revision service for manuals may be purchased at the rate of ten percent (10%) of the price of the applicable manual for each year of revision service.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                             ANNEX B TO SCHEDULE III

                        WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1  -  WARRANTY

The following warranty is that to which reference is made in Article 3 of the Agreement.

1.1   WARRANTY

      1.1.1 Subject to Schedule III - Annex B Articles 1.9, 1.10, and 2.0, Bombardier warrants that, at the date of delivery of the Aircraft or Bombardier Part, as applicable:

               a) the Aircraft shall conform to the Specification, except that any matter stated in the Specification as type characteristics, estimates or approximations is excluded from this Warranty;

               b) the Aircraft shall be free from defects caused by the failure of Bombardier to install a Vendor Part or Powerplant
                    Part in accordance with instructions of the vendor;

               c) the Bombardier Parts shall be free from defects in material or workmanship (including, without limitation, processes of manufacturing); and

               d) the Bombardier Parts shall be free from defects in design (including, without limitation, selection of materials), having regard to the state of the art as of the date of such design.

      1.1.2 The Warranty set forth in Schedule III - Annex B Article 1.1.1(c) and (d) above shall also be applicable to Bombardier Parts purchased as Spare Parts.

      1.1.3 Bombardier further warrants that, at the time of delivery, the Technical Data shall be free from error.

1.2   WARRANTY PERIOD

      1.2.1 The Warranty set forth in Schedule III - Annex B Article 1.1 shall remain in effect for any defect covered by the Warranty (a "Defect") becoming apparent during the following periods (individually, the "Warranty Period"):

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

               a) for failure to conform to the Specification and in the installation referred to in Schedule III - Annex B Article 1.1.1(a) and 1.1.1(b), [*] months from the Delivery Date;

               b) for those Defects in material or workmanship in Bombardier Parts referred to in Schedule III - Annex B Article 1.1.1(c) and 1.1.2, [*] months from the date of delivery of such parts;

               c) for those Defects in design referred to in Schedule III - Annex B Article 1.1.1(d) and 1.1.2, [*] months from the date of delivery of such parts; and

               d)   for errors in the Technical Data referred to in Schedule III
                    - Annex B Article 1.1.3, [*] months from the date of delivery of the applicable Technical Data.

1.3   REPAIR, REPLACEMENT OR REWORK

      As to each matter covered by this Warranty Bombardier's sole obligation and liability under this Warranty is expressly limited to correction by, at Bombardier's election, the repair, replacement or rework of the defective part or item of Technical Data. [*]

      [*]

1.4   CLAIMS INFORMATION

      Bombardier's obligations hereunder are subject to a Warranty claim being submitted in writing to Bombardier's warranty administrator, which claim shall include the following information:

      a) the identity of the part or item involved, including the Part number, serial number if applicable nomenclature and the quantity claimed to be defective;

      b) the manufacturer's serial number of the Aircraft from which the part was removed;

      c)   the date the claimed Defect became apparent to Northwest;

      d) the total flight hours (and cycles if applicable) accrued on the part at the time the claimed Defect became apparent to Northwest; and

      e) a description of the claimed Defect and the circumstances pertaining thereto.

      [*]

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

1.5   BOMBARDIER'S APPROVAL

      [*]

1.6   TIMELY CORRECTIONS

      Bombardier shall make the repair, replacement or rework, following receipt of the defective part or item, with reasonable care and dispatch. [*]

1.7   LABOUR REIMBURSEMENT

      For correction of Defects Bombardier shall establish a reasonable estimate for the labour hours required for the repair, replacement or rework of the defective Bombardier Part and, if the repair, replacement or rework is performed by Northwest, Bombardier shall reimburse Northwest for Bombardier reasonably estimated hours using Bombardier's published repair estimates if any exist for the repair, replacement or rework of the defective Bombardier Part excluding any work necessary to gain access to said Bombardier Part. [*]

1.8   APPROVAL, AUDIT, TRANSPORTATION AND WAIVER

      All Warranty claims shall be subject to audit and approval by Bombardier. Northwest must make its warranty claim within ninety (90) days of its discovery of the defect. [*]

1.9   LIMITATIONS

      1.9.1 Bombardier shall be relieved of and shall have no obligation or liability under this Warranty if:

               a) the Aircraft was operated with any products or parts not specifically approved by Bombardier, unless Northwest furnishes reasonable evidence to Bombardier that such products or parts were not a cause of the Defect; or

               b) the Aircraft was not operated or maintained in accordance with the Technical Data listed in Attachment A of Schedule III - Annex A and the manufacturer's documentation furnished to Northwest (including Service Bulletins and airworthiness directives) unless Northwest furnishes reasonable evidence acceptable to Bombardier that such operation or maintenance was not a cause of the Defect; or

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

               c) the Aircraft was not operated under normal airline use, unless Northwest furnishes reasonable evidence acceptable to Bombardier that such operation was not a cause of the Defect; or

               d)   Northwest does not

                 1) report the Defect in writing to Bombardier's Warranty administrator within ninety (90) calendar days following such Defect becoming apparent, and
                 2) retain the Bombardier Part claimed to be defective until advised by Bombardier to return such Bombardier Part to Bombardier's designated facility in order for Bombardier to finalize its evaluation of the Warranty claim or to otherwise dispose of such Bombardier Part; or

               e) Northwest does not submit reasonable proof to Bombardier within ninety (90) calendar days after the Defect becomes apparent that the Defect is due to a matter covered within this Warranty; or

               f) Northwest does not allow Bombardier reasonable opportunity to be present during the disassembly and inspection of the Bombardier Part claimed to be defective (unless it was necessary for Northwest to correct the defect in order to avoid an adverse affect on its scheduled flight operations).

      1.9.2    The above warranties do not apply to Buyer Furnished Equipment.

1.10  NORMAL USAGE

      Normal wear and tear of expendable items and the need for regular maintenance and overhaul shall not constitute a Defect or failure under this Warranty.

1.11  OVERHAUL OF WARRANTY PARTS

      Bombardier's liability for a Bombardier Part which has a Defect and is overhauled by Northwest within the Warranty Period shall be limited only to that portion of the labour and material replacement related to the Defect.

1.12  NO FAULT FOUND

      In the event that a Bombardier Part returned under a Warranty claim is subsequently established to be serviceable then Bombardier shall be entitled to charge and recover

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

      from Northwest any reasonable costs incurred by Bombardier in connection with such Warranty claim. [*]

ARTICLE 2  -  VENDOR WARRANTIES

2.1   WARRANTIES FROM VENDORS

      The Warranty provisions of this Schedule III - Annex B apply to Bombardier Parts only. [*] Except as specifically provided under this Schedule III - Annex B Article 2, Bombardier shall have no liability or responsibility for any such Vendor Parts and Power Plant Parts and the warranties for those Vendor Parts and Power Plant Parts shall be the responsibility of the vendor and a matter as between Northwest and vendor.

2.2   VENDOR WARRANTY BACKSTOP

      For those Vendor Parts installed on the Aircraft at the Delivery Date or subsequently purchased through Bombardier, excluding the Powerplant or the Power Plant Parts, in the event that a vendor is in default in the performance of any obligation under any applicable warranty obtained by Bombardier from such vendor pursuant to Schedule III - Annex B Article 2.1 above, the warranties and all other terms and conditions of Schedule III - Annex B Article 1 shall become applicable as if the Vendor Parts had been a Bombardier Part, except that the warranty period shall be the Warranty Period as set forth herein or by the vendor's warranty, whichever is shorter and all transportation costs associated with the Vendor Parts shall be borne by Northwest.

2.3   BOMBARDIER'S INTERFACE COMMITMENT

      In the event of a dispute in the application of a Vendor Part warranty, at Northwest's request addressed to Bombardier's warranty administrator, Bombardier shall, without charge, promptly conduct an investigation and analysis of any such dispute resulting from a technical interface problem to determine, if possible, the cause of the interface problem and then recommend feasible corrective action. Northwest shall furnish to Bombardier all data and information in Northwest's possession relevant to the interface problem and shall cooperate with Bombardier in the conduct of its investigation and such tests as may be required. Bombardier, at the conclusion of its investigation, shall advise Northwest in writing of Bombardier's opinion as to the cause of the problem and Bombardier will use reasonable efforts to assist Northwest in collection of warranty items.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ARTICLE 3  -  SERVICE LIFE POLICY

3.1   APPLICABILITY

      The Service Life Policy ("SLP") described in this Schedule III - Annex B
      Article 3 shall apply if a failure may reasonably be expected to occur [*] in any Covered Component which is defined in Schedule III - Annex B
      Article 3.6 below.

3.2   TERM

      3.2.1 Should failures occur in any Covered Component within the months or cycles identified in the table below

              ----------------------------------
                [*]     [*]     [*]      [*]
              ----------------------------------
                [*]     [*]     [*]
              ----------------------------------
                [*]     [*]              [*]
              ----------------------------------
                [*]     [*]     [*]      [*]
              ----------------------------------

               following delivery of the Aircraft containing such Covered Component, Bombardier shall, as promptly as practicable and at its option;

               a)   [*]

               b)   [*]

3.3   PRICE

      3.3.1 Any Covered Component, [*] is required to furnish under this SLP shall be provided for at a price calculated in accordance with the following formula:

               P    =   [*]

               Where:

               P    =   Price of Covered Component to Northwest;

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

               [*]
               [*]

      3.3.2    [*]

3.4   CONDITIONS AND LIMITATIONS

      3.4.1 The following general conditions and limitations shall apply to the SLP:

               a) the transportation cost for the return to Bombardier's designated facility, if practicable, of any failed Covered Component necessary for failure investigation or redesigning studies shall be borne by Northwest;

               b) Bombardier's obligations under this SLP are conditional upon the submission of reasonable proof acceptable to Bombardier that the failure is covered hereby;

               c) Northwest shall report any failure of a Covered Component in writing to Bombardier's warranty administrator within ninety
                    (90) days after such failure becomes evident. Failure to give this required notice shall excuse Bombardier from all obligations with respect to such failure;

               d) the provisions of Schedule III - Annex B Article 1.9 of the Warranty (except for subparagraphs (d) and (e) thereof) are incorporated by this reference and shall condition Bombardier's obligations under this SLP with respect to any Covered Component;

               e) Bombardier's obligations under this SLP shall not apply to any Aircraft which has not been correctly modified in accordance with the specifications or instructions contained in the relevant Service Bulletins which are furnished to Northwest prior to receipt by Bombardier from Northwest of any notice of an occurrence which constitutes a failure in a Covered Component. The provisions of this subparagraph shall not apply in the event that Northwest furnishes reasonable evidence acceptable to Bombardier that such failure was not caused by Northwest's failure to so modify the Aircraft, or, if Northwest and Bombardier, acting reasonably, have jointly determined that there has been insufficient time to incorporate the Service Bulletin since its issue; and

               f) this SLP shall not apply to a Covered Component where the failure results from an accident, abuse, misuse, negligence or wrongful act or omission, unauthorized repair or modification adversely affecting a

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                    Covered Component, impact or foreign object damage, to any Covered Component.

3.5   COVERAGE

      This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. Bombardier's obligation is only as set forth in Article
      3.2.1 above.

3.6   COVERED COMPONENT

      Only those items or part thereof listed in Attachment A to this Schedule III - Annex B shall be deemed to be a Covered Component, and subject to the provisions of this SLP.

ARTICLE 4  -  GENERAL

4.1 It is agreed that Bombardier shall not be obligated to provide to Northwest any remedy which is a duplicate of any other remedy which has been provided to Northwest under any other part of this Schedule III - Annex B.

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                      SCHEDULE III - ANNEX B - ATTACHMENT A
                               COVERED COMPONENTS

[*]

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                               [*] OPTION AIRCRAFT

                                       [*]

Purchase Agreement PA-0498
Northwest Airlines, Inc.

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 1 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

AIRCRAFT CREDIT MEMORANDUM

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.


1.0 In consideration of Northwest having entered into the Agreement and as an adjustment to the Aircraft Purchase Price, Bombardier shall issue to Northwest, at the time of delivery of each of the Aircraft, a credit memorandum (the "Aircraft Credit Memorandum") in the amount of [*]. Each Aircraft Credit Memorandum will be issued in [*] and adjusted to the time of Aircraft delivery in accordance with the Economic Adjustment Formula in
      Article 4 of Schedule I to the Agreement. The Aircraft Credit Memorandum will be used by Northwest to pay the balance of the payment due for the Aircraft at the time of delivery.

2.0 In consideration for Northwest having entered into the Agreement, including this letter agreement, Bombardier agrees to [*]. Such amount shall be paid by [*] and shall be applied against the balance of the payment due for such Aircraft.

      [*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

              ------------------
                [*]      [*]
              ------------------
                [*]      [*]
              ------------------
                [*]      [*]
              ------------------
                [*]      [*]
              ------------------
                [*]      [*]
              ------------------
                [*]      [*]
              ------------------
                [*]      [*]
              ------------------
                [*]      [*]
              ------------------
                [*]      [*]
              ------------------

[*]

4.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

5.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

6.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.


Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President - Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  ATTACHMENT A

[*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 2 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

SIA CREDIT MEMORANDUM

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 In consideration of Northwest having entered into the above referenced Agreement Bombardier agrees to establish in favour of Northwest upon delivery and payment in full for each Aircraft a [*] ("SIA") credit memorandum that may be used, at Northwest's option, either for the purchase of goods and services directly from Bombardier or to reduce the purchase price of the Aircraft at delivery.

2.0 The SIA credit memorandum will be in the amount of [*] for each of the delivered Aircraft. [*]

[*]

5.0 In the event oftermination of the Agreement, this letter agreement shall become null and void and Northwest will [*].

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

6.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

7.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.


Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President - Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 3 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.


OPTION AIRCRAFT


This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 In consideration of Northwest entering into the Agreement to purchase the Aircraft, Bombardier agrees to provide Northwest with the right to purchase an additional [*] (the "Option Aircraft") under the following terms and conditions. [*]

2.0   [*]

3.0 The Option Aircraft shall be offered for inspection and acceptance to Northwest at Bombardier's facility in Montreal, Quebec during the months or quarters proposed in Schedule II of the Agreement (the "Scheduled Delivery Date(s)"). Northwest shall exercise its right to purchase the Option Aircraft by providing to Bombardier its irrevocable written notice of its intention to do so no later than the first day of the [*] month prior to the applicable Scheduled Delivery Date of the applicable Option Aircraft.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

4.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

5.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

7.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President - Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 04 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT

PURCHASE RIGHT AIRCRAFT

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0 In consideration of Northwest entering into the Agreement to purchase the Aircraft, Bombardier agrees to provide Northwest with [*] (the "Purchase Right Aircraft") under the following terms and conditions. Unless stated otherwise in the Agreement,
      [*]

2.0   [*]

3.0 Following the receipt of Northwest's written request for [*] Purchase Right Aircraft, Bombardier will provide Northwest with [*] subject to the following: [*]

4.0 Within [*] business days of having received [*] for the Purchase Right Aircraft from Bombardier, Northwest shall have the option to exercise its right to any such Purchase Right Aircraft by providing Bombardier with written confirmation that it wishes to do so. [*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

5.0   [*]

6.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

7.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

8.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President - Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 05 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

AIRCRAFT DELIVERY FLEXIBILITY

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0   AIRCRAFT DELIVERY [*]

      1.1 In consideration of Northwest having entered into the Agreement, Northwest may from time to time [*] the Scheduled Delivery Date of one (1) or more of the [*] ; that is, Northwest shall be allowed to [*], subject to the following:

               [*]

      1.2 If Bombardier is unable to accommodate a scheduled delivery date requested by Northwest, Bombardier may, subject to 1.1(iii) and
               (iv) above, elect to provide to Northwest Aircraft with [*]

      1.3 If Bombardier is unable to accommodate a scheduled delivery date within the timeframe provided for in Article 1.1(iii) above, Northwest may [*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

      1.4 [*] under Article 1.3 shall [*] of Northwest and Bombardier hereunder with respect to such Aircraft Northwest wishes to [*] related undelivered items and services, except that Bombardier shall promptly [*], and Bombardier's sole liability and responsibility with respect to such Aircraft shall be limited to the [*]

2.0   [*]

      2.1 In consideration of Northwest having entered into the Agreement, Northwest may from time to time elect [*]

      2.2 Within five (5) business days of receiving Northwest's notice, Bombardier will provide to Northwest a [*].


3.0   AIRCRAFT DELIVERY FLEXIBILITY - GENERAL

      3.1 It is the intent of the parties to schedule quarterly meetings with each other to review Northwest's then current delivery requirements for [*], model mix requirements and Northwest's future requirements for delivery dates of [*]. Following such meetings, Bombardier will, in good faith and without limitation of its obligations under this letter agreement, [*], if any, in the [*] and/or [*], taking into account Bombardier's production requirements or restraints at the time of the request, and will provide feedback to Northwest with regards to the [*].

               [*]

4.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

5.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

6.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President - Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 06 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

AIRCRAFT CONVERSION TO CRJ SERIES 200 AIRCRAFT

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0 In consideration of Northwest entering into the Agreement to purchase the Aircraft, and prior to delivery of an Aircraft to Northwest, Bombardier agrees to provide Northwest with the right to request, from time to time, conversion of such Aircraft to a 50 seat Canadair Regional Jet aircraft model CL-600-2B19 (the "CRJ-200") manufactured pursuant to specification no. RAD 601R-202 Rev B dated Feb 2000, as that specification may be modified from time to time (the "CRJ-200 Specification"), and as supplemented to reflect the incorporation of the Northwest selected optional features (the "CRJ-200 Northwest Selected Optional Features") listed in Attachment A to this letter agreement (the "Conversion Rights").

2.0 Northwest may exercise its Conversion Rights by providing written notice to Bombardier of its intent to do so no later than the first (1st) day of the [*] prior to the Scheduled Delivery Date of the CRJ-440 being converted. At the same time, Northwest shall, subject to Articles 7.3 to
      7.7 of the Agreement, provide to Bombardier three (3) seat pairs, complete with Northwest selected seat dress covers.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

3.0   Northwest recognizes that conversion of the Aircraft [*]

4.0 Should Northwest exercise its Conversion Rights by providing written notice to Bombardier of its intent to convert a CRJ-440 to a CRJ-200 no later than the first (1st) day of the [*] month prior to the Scheduled Delivery Date of the CRJ-440 being converted, [*]

5.0 Northwest shall be entitled to give only one (1) notice pursuant to this letter agreement with respect to each Aircraft.

6.0   [*]

7.0   Following transfer of title of the Aircraft, [*]

8.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

9.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

10.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President - Aircraft Transactions


LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  ATTACHMENT A

                      NORTHWEST SELECTED OPTIONAL FEATURES
                        PRICES AND DESCRIPTIONS - CRJ-200

     CR REF. #           OPTION DESCRIPTION                PRICE
     ---------           ------------------                -----

       [*]                      [*]
              [*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 07 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

OPTION AIRCRAFT AND/OR PURCHASE RIGHT AIRCRAFT CONVERSION TO CRJ 700 OR CRJ 900 AIRCRAFT.

1.0 In consideration of Northwest entering into the Agreement to purchase the Aircraft, Bombardier agrees to provide Northwest with the right to request, from time to time, conversion of one (1) or more of the [*] Option Aircraft or [*] Purchase Right Aircraft, to an equivalent number of Canadair Regional Jet aircraft model CL600-2C10 Series 700 (the "CRJ 700") or Canadair Regional Jet aircraft model CL600-2D24 Series 900 (the "CRJ 900") (the "CRJ700/CRJ900 Conversion Rights"), subject to availability of aircraft.

2.0 Northwest may exercise its CRJ700/CRJ900 Conversion Rights by providing written notice to Bombardier of its intent to convert an Aircraft delivery no later than the first (1st) day of the [*] month prior to the then Scheduled Delivery Date of the Aircraft to be converted. Within five (5) business days of receiving Northwest's notice, Bombardier will provide to Northwest a Scheduled Delivery Date for the CRJ 700 or the CRJ 900 aircraft in question as close to Northwest's original Scheduled Delivery Date as it is reasonably able to do; [*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

3.0 Within ten (10) business days of receipt of the revised scheduled delivery date for the CRJ 700 or CRJ 900 aircraft, Northwest will notify Bombardier whether it is electing to proceed with the conversion of purchase rights to the CRJ 700 or CRJ 900, at which time Northwest's election will become irrevocable. [*]

4.0   [*]

5.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

6.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

7.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.
LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

--------------------------

Gregory A. May
Vice President - Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 8 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

DISPATCH RELIABILITY

This letter agreement, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0 This letter agreement constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0   INTENT

      The intent of the Dispatch Reliability Guarantee ("DRG") is to achieve the full potential of the inherent technical reliability of Northwest's [*] through the joint efforts of Bombardier and Northwest. To that end, Bombardier agrees to take action as specified below and Northwest agrees to set its Aircraft fleet dispatch reliability target equal to or greater than the applicable Guarantee Value so that both Northwest and Bombardier's technical staff can pursue attainment of the applicable Guarantee Value.

3.0   DEFINITION

      For the purposes of this guarantee, a chargeable technical delay shall be any delay greater than fifteen (15) minutes beyond scheduled revenue departure time caused

LA 0498-18 (Vendor Matrix)

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    Exchange Commission pursuant to a request for confidential treatment.

      by malfunction of equipment affecting any of the Aircraft ("Chargeable Technical Delay") provided that no more than one (1) Chargeable Technical Delay shall be charged to a specific malfunction of a specific Aircraft.

4.0   GUARANTEE VALUE

      Bombardier guarantees that the Aircraft fleet dispatch reliability with respect to avoidance of Chargeable Technical Delays shall, at the end of the periods commencing with the date of start of revenue service of Northwest's first delivered Aircraft indicated below, meet the guarantee value percentages specified below ("Guarantee Value") as indicated [*]:

                  PERIOD*                                          GUARANTEE VALUE (%)
                  -------                                          -------------------
              First twelve months                                       [*]
              Months thirteen to twenty-four                            [*]
              Months twenty-five to thirty-six                          [*]
              Months thirty-seven to forty-eight                        [*]
              Months forty-nine to sixty                                [*]

              *   After delivery of the first Aircraft under this Agreement

      [*]

5.0   TERM OF GUARANTEE

      The term of this DRG shall commence upon the execution of this Agreement and shall expire five (5) years after delivery of the first Aircraft under this Agreement.

6.0   FORMULA

      As the term is used herein, "dispatch reliability" shall be an average numerical value (expressed as a percentage) during the guarantee periods specified which shall be calculated by application of the following formula:

      DR   =  100(1 - CD/SD)

      Where:

      DR   =  Dispatch Reliability (expressed as percentage)

      CD   =  Total Chargeable Technical Delays.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

      SD   =  Total Scheduled Revenue Departures

7.0   ASSUMPTIONS

      [*]

8.0   CONDITIONS AND LIMITATIONS

      8.1      Intentionally Left Blank.

      8.2 Any delay due to any one or more of the following causes, or any of the delays identified in "Attachment A", with the exception of those listed as Chargeable Technical Delays, shall not be considered a Chargeable Technical Delay in computing compliance with this DRG:

               a) Delay due to unavailability of trained personnel (Northwest's, Permitted Assignee's or their contractor's);

               b) Delay caused by problems that have had relevant recommended Service Bulletins or Airworthiness Directives issued against them, if Northwest has not incorporated the bulletin on the Aircraft in question, provided that Northwest has had reasonable time to incorporate said bulletin or directive consistent with Northwest's maintenance program. Bombardier shall not exclude delays for Service Bulletins not incorporated by Northwest when Northwest has demonstrated that the recommended Service Bulletin in question is not cost effective for Northwest. In the event of a disagreement between Bombardier and Northwest as to the cost-effectiveness of a recommended Service Bulletin change proposed by Bombardier, Northwest will explain its financial analysis used to evaluate the implementation of such recommended Service Bulletin;

               c) Delay caused by BFE of Northwest or Northwest designated equipment (equipment designated by Northwest and purchased by Bombardier on behalf of Northwest);

               d) Delay due to any modifications to the Aircraft made by Northwest not in accordance with Bombardier approved data unless such modification was not a prime cause of the delay; or

LA 0498-18 (Vendor Matrix)

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    Exchange Commission pursuant to a request for confidential treatment.

               e) Any delay due to acts of God or acts of third parties, force majeure or Northwest's labour disputes.


      8.3      REPORTING

               Northwest shall provide to Bombardier not later than thirty (30) days after the last day of each month all reports pertaining to dispatch reliability as required by Northwest's regulatory authority. Northwest shall also provide a report to Bombardier of the corrective action for such Chargeable Technical Delays, and the information on modifications or Service Bulletins relevant to such Chargeable Technical Delays accomplished during each month. Northwest shall also provide Bombardier such other information and data as Bombardier may reasonably request for the purpose of analyzing Chargeable Technical Delays. Bombardier shall respond to the data in a timely manner and shall provide Northwest with a summary of fleetwide dispatch reliability reports on a monthly basis. Failure of Northwest to provide the data as required above shall void this letter agreement.

      8.4      MASTER RECORD

               The master record of dispatch reliability will be maintained by Bombardier in its format based upon information provided by Northwest as requested herein.

9.0   CORRECTIVE ACTION

      9.1 In the event Northwest's achieved Aircraft fleet twelve (12) month average dispatch reliability, as reported to Northwest by Bombardier for each preceding twelve (12) month period, fails to equal the applicable Guarantee Value for the applicable twelve
               (12) month guarantee period, or in the event that Northwest's achieved Aircraft fleet monthly average dispatch reliability, as reported to Northwest by Bombardier for each preceding month, falls below the applicable Guarantee Value for the applicable [*] period by at least [*], Bombardier and Northwest will jointly review the performance for that period to identify improvement changes required. [*]

      9.2      [*]

10.0  AUDIT


LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

      Upon five (5) business days prior written notification by Bombardier to Northwest and at Bombardier's expense, Bombardier shall have the right during normal business hours to audit all Northwest's data reported under
      Article 8.2 of this letter agreement, Northwest's applicable maintenance and operational practices and procedures, and applicable Aircraft records, where normally and customarily maintained, pertaining to dispatch reliability, Service Bulletin and Airworthiness Directive incorporation and modification of the Aircraft. Such audit shall not interfere with the conduct of business by Northwest nor shall Northwest be required to undertake or incur additional liability or obligations with respect to the audit.

11.0  IMPLEMENTATION OF CHANGES

      Northwest may, at its option, decline to implement any change proposed by Bombardier under [*]. If Northwest so declines, Bombardier may adjust the number of Chargeable Technical Delays by an amount consistent with the expected reduction in Chargeable Technical Delays based on reasonable substantiation to Northwest (including other operator experience, if any), of such expected reduction if such change had been incorporated. Bombardier shall not make adjustments when Northwest has reasonably demonstrated that such change is not cost effective to Northwest.

12.0  [*]

13.0  [*]

14.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

15.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

16.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void with respect to any undelivered Aircraft. The terms and conditions of this letter agreement will continue to apply, albeit with revised guarantee values to reflect a reduction in the number of Aircraft or changed circumstances, as applicable, to the Aircraft delivered prior to the date of termination.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Articles 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


----------------------------

Gregory A. May
Vice President - Aircraft Transactions


LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                 "Attachment A"

                               Northwest Airlines
               Delay Code Definitions -- Effective January 1, 2001

                         NON-CHARGEABLE TECHNICAL DELAYS

      CODE     DESCRIPTION

      ADM AIRCRAFT DAMAGE - MAINTENANCE When an aircraft is damaged by NWA Maintenance personnel or other airlines/contract maintenance personnel, equipment, FOD etc., all subsequent delays or cancellations will be coded IRM or XQM. This would include delays and cancels that span multiple days due to the repair of the aircraft damage. SCEPTRE log page entry required.
               NOTE: FAA REPORTABLE

      CXM      MUST RIDE - MAINTENANCE/PART(S)
               When aircraft is held to wait for part(s)/mechanic needed to return an aircraft or critical place of ground equipment to service at another station. MINIMUM TEXT REQUIREMENTS: Aircraft number, time the part was delivered to the departing aircraft, name of person approving delay to be taken to load part.

      DDM      DEPARTURE DELAY- TECHNICAL OPERATIONS
               Delay caused when NW line maintenance personnel or equipment are not ready to perform start and push back. When airstarts are required and are not ready the delay will be assigned to the department (TO or GO) responsible for airstart. When APU fails at departure, assign to DFM. MINIMUM TEXT REQUIREMENTS: Brief description of problem, door closure time, for "shared push" references include gate and flight number that caused delay.

      EIM      ENGINEERING INSPECTION
               Used when a delay occurs while waiting for inspection or engineering disposition or documentation to sign off repair authorization. SCEPTRE log page entry required.
               NOTE: FM REPORTABLE

      IPM      IRREGULAR PROCEDURES - MAINTENANCE
               When circumstances are not covered by normal policy or practices. This would include inoperative pushback vehicle headsets and correction of improperly deferred MEL's. etc.

LA 0498-18 (Vendor Matrix)

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    Exchange Commission pursuant to a request for confidential treatment.

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                                 "Attachment A"

                               Northwest Airlines
               Delay Code Definitions -- Effective January 1, 2001

                         NON-CHARGEABLE TECHNICAL DELAYS

      CODE     DESCRIPTION

      IRM      IRREGULAR ROUTING - MAINTENANCE
               Irregular routing due to continuing delays following an originating mechanical delay or cancellation in originating station or downline station. Excludes parts related delays (PBM, PLM, PNM, PSM). Original aircraft number scheduled on flight, SCEPTRE log page entry/number, time the swap was initiated, name of Ops Planner or Aircraft Router, maximum delay is linked to Standard Service Times For Late Arriving Aircraft located on pages 2-4.

      LQM      LATE EQUIPMENT- MAINTENANCE
               A late operation of a flight caused by a maintenance delay a previous station.

      MBM      BASE MAINTENANCE
               To be used when the aircraft is produced late out of Base or intermediate Maintenance OR mechanical malfunctions observed during the first flight from or repetitively on subsequent flights after production from Base or intermediate Maintenance. All subsequent delays or cancellations are coded IRM or XQM and must reference the first segment delayed or canceled. This would include delays and cancellations that span multiple days.

      MLM      LINE MAINTENANCE
               To be used on the first segment delayed due the completion of a scheduled maintenance check. Only three possible ATA codes will accepted: 0514 -Overnight Line, 0515 - Turn Around or 0590 - Other Scheduled Checks. ie. B-Check.

      NOM      MAINTENANCE - CHECKED OK
               When a reported mechanical problem is checked out by the mechanic and found to be OK for service. No corrective action performed. SCEPTRE log page entry required.
               NOTE: FAA REPORTABLE.

      ODM      OPERATIONAL DECISION - MAINTENANCE
               A discretionary maintenance action to accomplish a repair, inspection, or to close an open MEL item upon direction of a FAA inspector or Maintenance Control. Does not include situations where aircraft cannot be dispatched with an open MEL etc., due to weather, runway conditions, etc. (should be coded MTM). SCEPTRE log page entry required MINIMUM TEXT REQUIREMENTS: Name of maintenance controller/shift manager approving the delay. If FAA, state "FAA".
               NOTE: FAA REPORTABLE

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    Exchange Commission pursuant to a request for confidential treatment.

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                                 "Attachment A"

                               Northwest Airlines
               Delay Code Definitions -- Effective January 1, 2001

                         NON-CHARGEABLE TECHNICAL DELAYS

      CODE     DESCRIPTION

      PLM      LATE FROM STORES
               Parts are allocated or pooled and available but an inordinate amount of time is spent getting these parts to the aircraft or parts delivered to the wrong gate. Refer to "PARTS Delivery Standards for Line Maintenance Operations" located on pages 9 &10.
               NOTE: FAA REPORTABLE

      PQM      LATE EQUIPMENT - UPLINE PARTS DELAY
               Delay caused by the late arrival of an aircraft due to an upline parts delay (PBM/PLM/PNM/PSM).

      RBM      RETURN TO GATE DUE TO MAINTENANCE
               The aircraft departs from the gate and has to return due to maintenance. The difference between the block out and block in times is coded RBM. The remaining delay time is coded to the appropriate maintenance delay code.
               THERE MUST BE ANOTHER MAINTENANCE DELAY CODE TO ACCOMPANY THE RBM CODE.

      SVM      SERVICING - MAINTENANCE

               Normal servicing of fluids such as oil, hydraulic fluid, etc., change of tire and brakes due to wear, cuts, chunking, low pressure; alternate fueling at a maintenance location, replacing oxygen bottles; thawing of frozen water system when protection is the responsibility of maintenance; complying with DDG on previously MEL'ed items; replacing amenity lights. SCEPTRE log page entry required.

      VEM      PASSENGER COMM./ENTERTAINMENT EQUIPMENT
               Delay caused by a mechanical problem with Vendor equipment on-board aircraft. i.e. AT&T/Avicom. SCEPTRE log page entry required.
               NOTE: FAA REPORTABLE


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                                 "Attachment A"

                               Northwest Airlines
               Delay Code Definitions-- Effective January 1, 2001

                           CHARGEABLE TECHNICAL DELAYS

      CODE     DESCRIPTION

      CIM     RESET/RECYCLE/EXERCISE COMPONENTS
               When a mechanical problem or maintenance fault massage Is corrected by reset, bite, recycling a component such as a circuit breaker, door, valve, switch, etc., also includes massages cleared by procedures such as TSM, F.I.M., LAND TESTS, etc. SCEPTRE log page entry required.
               NOTE: FAA REPORTABLE

      DFM      DEFERRAL

               Delay caused by deferral of maintenance item for later repair i.e. MEL, CDL, LLM, MC Deferrals (also see DFF). SCEPTRE log page entry required. MINIMUM TEXT REQUIREMENTS: If problem was identified on inbound or outbound leg.
               NOTE: FAA REPORTABLE

      EQM      EQUIPMENT CHANGE DUE TO MECHANICAL MALFUNCTION
               When an aircraft has a no-go mechanical malfunction and/or has no MEL relief and a substitute aircraft is used. SCEPTRE log page entry for problem aircraft required. MINIMUM TEXT REQUIREMENTS:
               Original aircraft number scheduled on flight, SCEPTRE log page entry/number, time the swap was initiated, maximum delay is linked to Equipment Swap Service Times located on pages 11 & 12.
               NOTE: FAA REPORTABLE

      MTM      MECHANICAL MALFUNCTION
               A reported mechanical malfunction that requires corrective action by a mechanic. SCEPTRE log page entry required.
               NOTE: FAA REPORTABLE

      PBM      PART(S) UNSERVICEABLE
               When component(s) or engine(s) received are unserviceable or mechanical malfunctions are observed during the first flight after installation or repetitively on subsequent flights after installation. SCEPTRE log-page and stock number entry required.
               NOTE: FAA REPORTABLE

      PNM      PART(S) SHORTAGE - NON-STATION ALLOCATED ITEM
               When required part(s) or accessories are not immediately available to correct the maintenance problem. i.e., part(s) not normally stocked at station. Includes all delays for robbed parts due to non-station allocation items. This code is also to be used when routing changes caused by lack of non-stocked parts induce delay(s). SCEPTRE log-page and stock number entry required.

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               NOTE: FAA REPORTABLE

      PSM      PART(S) SHORTAGE - STATION ALLOCATED ITEM
               A shortage of stocked part(s) or accessories required to correct or troubleshoot a maintenance problem. Includes all delays for robbed parts due to NIS of station allocation items. This code is to be used when routing changes caused by shortage of normally stocked parts induce delay(s). SCEPTRE log-page and stock number entry required.
               NOTE: FAA REPORTABLE


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

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 9 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

SCHEDULE COMPLETION RATE

This letter agreement, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0 This letter agreement constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0   INTENT

      The intent of the Schedule Completion Rate Guarantee ("SCRG") is to achieve the full potential of the inherent technical reliability of Northwest's [*] through the joint efforts of Bombardier and Northwest. [*] To that end, Bombardier agrees to take action as specified below and Northwest agrees [*] so that both Northwest and Bombardier's technical staff can pursue attainment of the applicable Guarantee Value.

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3.0   DEFINITION

      A cancellation ("Chargeable Cancellation"), shall be defined as the deletion of a flight segment from Northwest's operating schedule caused by the malfunction of equipment affecting any of the Aircraft.

4.0   GUARANTEE VALUE

      Bombardier guarantees that the Aircraft fleet average schedule completion rate ("Scheduled Completion Rate") with respect to avoidance of Chargeable Cancellations shall, at the end of the periods commencing with the date of start of revenue service of Northwest's first delivered Aircraft indicated below, meet the guarantee value percentages specified below (the "Guarantee Values") as indicated [*] thereafter shall be in accordance with the following:

               PERIOD*                                GUARANTEE VALUE (%)
               -------                                -------------------

               First twelve months                           [*]
               Thirteen to twenty-four months                [*]
               Twenty-five to thirty-six months              [*]
               Thirty-six to forty-eight months              [*]
               Forty-nine to sixty months                    [*]

               * After delivery of the first Aircraft under this Agreement

               [*]

5.0   TERM OF GUARANTEE

      The term of this SCRG shall commence upon the execution of this Agreement and shall expire five (5) years after delivery of the first Aircraft under the Agreement.

6.0   FORMULA

      As the term is used herein, Schedule Completion Rate shall be an average numerical value (expressed as a percentage) during the performance periods specified, which shall be calculated by application of the following formula:

             CR = 100 (1 - CC/SD)


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      Where: CR = Schedule Completion Rate (expressed as percentage)

             CC = Total Chargeable Cancellations.

             SD = Total Scheduled Revenue Departures

7.0   ASSUMPTIONS

      [*]

8.0   CONDITIONS AND LIMITATIONS

      8.1   Intentionally Left Blank.

      8.2 Any cancellation due to any one or more of the following causes, or any of the cancellations identified in "Attachment A", with the exception of those listed as Chargeable Cancellations, shall not be considered a Chargeable Cancellation in computing compliance with this SCRG:

      a) Cancellation due to unavailability of trained personnel (Northwest's or Permitted Assignee's or their contractor's);

      b) Cancellation caused by problems that have had relevant recommended Service Bulletins or Airworthiness Directives issued against them, if Northwest has not incorporated the Service Bulletin or Airworthiness Directive on the Aircraft in question, provided that Northwest has had reasonable time to incorporate said bulletin or directive consistent with Northwest's maintenance program. Bombardier shall not exclude cancellations for Service Bulletins not incorporated by Northwest when Northwest has demonstrated that the recommended Service Bulletin in question is not cost effective for Northwest. In the event of a disagreement between Bombardier and Northwest as to the cost-effectiveness of a recommended Service Bulletin change proposed by Bombardier, Northwest will explain its financial analysis used to evaluate the implementation of such recommended Service Bulletin;

      c) Cancellation caused by buyer furnished equipment (BFE) of Northwest or Northwest designated equipment (equipment designated by Northwest and purchased by Bombardier on behalf of Northwest);

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      d)    Cancellation due to any modifications to the Aircraft made by
            Northwest not in accordance with Bombardier approved data unless such modification was not a prime cause of the cancellation; or
      e) Any cancellation due to acts of God or acts of third parties, force majeure or Northwest's labour disputes.

      8.3   REPORTING

            Northwest shall provide to Bombardier not later than thirty (30) days after the last day of each month all reports as required by Northwest's regulatory authority relating to scheduled completion. Northwest shall also provide a report to Bombardier of any corrective action for such Chargeable Cancellations, and the information on modifications or Service Bulletins relevant to such Chargeable Cancellations accomplished during each month. Northwest shall also provide Bombardier such other information and data as Bombardier may reasonably request for the purpose of analyzing Chargeable Cancellations. Bombardier shall respond to the data in a timely manner and shall provide Northwest with a summary of fleetwide scheduled completion reports on a monthly basis approximately six (6) weeks after the end of the month. Failure of Northwest to provide the data as required above shall void this letter agreement.

      8.4   MASTER RECORD

            The master record of Schedule Completion Rate will be maintained by Bombardier in its format based upon information provided by Northwest as requested herein.

            Bombardier will provide a copy to Northwest of the data. Northwest shall review the data and if it is not in agreement with Northwest's records, Northwest and Bombardier will consult to resolve any differences.

9.0   CORRECTIVE ACTION

      9.1 In the event Northwest's achieved Aircraft fleet twelve (12) month average Schedule Completion Rate, as reported to Northwest by Bombardier for each preceding twelve (12) month period fails to equal the applicable Guarantee Value for the applicable twelve (12) month guarantee period, or in the event Northwest's achieved Aircraft fleet monthly average Schedule Completion Rate, as reported to Northwest by Bombardier for each preceding month, [*]

            [*]

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      9.2   [*]

10.0  AUDIT

      Upon five (5) business days prior written notification by Bombardier to Northwest and at Bombardier's expense, Bombardier shall have the right during normal business hours to audit all Northwest's data reported under
      Article 8.2 of this letter agreement, Northwest's applicable maintenance and operational practices and procedures, and applicable Aircraft records, where normally and customarily maintained, pertaining to scheduled completion, Service Bulletin and Airworthiness Directive incorporation and modification of the Aircraft. Such audit shall not interfere with the conduct of business by Northwest nor shall Northwest be required to undertake or incur additional liability or obligations with respect to the audit.

11.0  IMPLEMENTATION OF CHANGES

            Northwest may, at its option, decline to implement any change proposed by Bombardier [*]. If Northwest so declines, Bombardier may adjust the number of Chargeable Cancellations by an amount consistent with the expected reduction in Chargeable Cancellations based on reasonable substantiation to Northwest (including other operator experience, if any) if such change had been incorporated. Bombardier shall not make adjustments when Northwest has reasonably demonstrated that such change is not cost effective to Northwest.

12.0  [*]

13.0  [*]

14.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise set forth in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

15.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

16.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void with respect to all undelivered Aircraft. The terms and conditions of this letter agreement will continue to apply (albeit with revised guarantee values to reflect a reduced number of Aircraft or changed circumstances, as applicable) to

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    Exchange Commission pursuant to a request for confidential treatment.

                                      -38-
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the Aircraft delivered prior to the date of termination.

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    Exchange Commission pursuant to a request for confidential treatment.

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Should there be any inconsistency between this letter agreement and the
Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Articles 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------
Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


---------------------------

Gregory A. May
Vice President - Aircraft Transactions

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                                 "Attachment A"

                               Northwest Airlines
            Cancellation Code Definitions - Effective January 1, 2001

                          NON-CHARGEABLE CANCELLATIONS

      CODE     DESCRIPTION

      XEM      OPERATIONAL DECISION
               A discretionary maintenance action to accomplish a repair, inspection or to close an open MEL item upon direction of a FAA Inspector or Maintenance Official. Does not include situations where aircraft cannot be dispatched with an open MEL etc., due to weather, runway conditions, etc.(should be coded XYM).
               NOTE: FAA REPORTABLE

      XLM      SCHEDULED LINE MAINTENANCE
               To be used on the first segment canceled due to the completion of a scheduled maintenance check. Only four possible ATA codes will be accepted: 0513 - Through-Flight Line, 0514 - Overnight Line, 0515 - Turn Around or 0590 - Other Scheduled Checks i.e. B-check.

      XSM      PART(S) SHORTAGE - STATION ALLOCATED ITEM
               A shortage of stocked part(s) or accessories required to correct a maintenance problem, includes all cancellation for robbed parts due to NIS of station allocated items. SCEPTRE log-page and stock number entry required.
               NOTE: FAA REPORTABLE

      XOM      MAINTENANCE - CHECKED OK
               When a reported mechanical problem is checked out by the mechanic and found to be OK for service or within limits. No maintenance performed. SCEPTRE log page entry required.
               NOTE: FAA REPORTABLE

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                                 "Attachment A"

                               Northwest Airlines

            Cancellation Code Definitions - Effective January 1, 2001

                            CHARGEABLE CANCELLATIONS

      CODE     DESCRIPTION

      XMM      MEL/CDL DEFERRAL
               When Minimum Equipment List, Configuration Deviation List, Lower Landing Minimum, and/or any other deferral procedures cannot be used. SCEPTRE log page entry required.
               NOTE: FAA REPORTABLE

      XPM      PART(S) UNSERVICEABLE
               When component(s) or engine(s) received are unserviceable or mechanical malfunctions are observed during the first flight after installation or repetitively on subsequent flights after installation. SCEPTRE log-page and stock number entry required.
               NOTE: FAA REPORTABLE

      XQM      EQUIPMENT MAINTENANCE
               Will be used on all subsequent segments canceled following an original mechanical malfunction cancel or delay. Example: Segment 1 is canceled due to XTM or due to MTM delay. Segments 2, 3, and 4 including the return balance of equipment will be coded XQM.
               NOTE: FAA REPORTABLE

      XNM      PART(S) SHORTAGE NON-STATION ALLOCATED ITEM
               When required part(s) or accessories are not immediately available to correct maintenance problem i.e., part(s) not normally stocked at station. Includes all cancellations for robbed parts due to non-station allocated Items. SCEPTRE log-page and stock number entry required.
               NOTE: FAA REPORTABLE

      XTM      MECHANICAL MALFUNCTION
               A reported mechanical that requires corrective action by a mechanic. SCEPTRE log page entry required.
               NOTE: FAA REPORTABLE

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                  NOTE: FAA REPORTABLE
JULY 6, 2001


Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Subject: AIRFRAME DIRECT MAINTENANCE COST GUARANTEE

Gentlemen,

LETTER AGREEMENT NO. 10 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0   INTENT

      1.1 The intent of the Airframe direct maintenance cost guarantee is to achieve the full potential of the maintainability of Northwest's [*] through the joint efforts of Bombardier and Northwest. [*] To that end, Bombardier agrees to provide [*] pursuant to the terms and conditions hereof and Northwest agrees to provide data defined below.

      1.2      The "Airframe" shall mean [*]

2.0   AIRFRAME DIRECT MAINTENANCE COST GUARANTEE ("ADMCG")

      2.1 Bombardier guarantees that for the fleet of Aircraft operated by Northwest during the term of this letter agreement the cumulative average Airframe direct maintenance cost per flight hour for [*] shall not exceed a constant cumulative dollar value average of [*]

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               [*]

               2.1.3 Appropriate reductions shall be made in material costs per flight hour for the following:

                     a) Material costs resulting from maintenance not performed in accordance with the Technical Data (as defined in Article 4.1 of Schedule III, Annex A) and Federal Aviation Regulations ("FAR's") 43, 65, 121 and 145 and other FAR's as may become applicable to Northwest's maintenance operations or from configuration changes made by Northwest without Bombardier's written agreement which have a material adverse effect on the ADMRC and ADMEC, or because recommended Service Bulletins which cause a material reduction in direct maintenance cost have not been incorporated, provided Northwest has had sufficient time to incorporate said Service Bulletins consistent with Northwest's maintenance program. Bombardier shall not make reductions when Northwest has demonstrated that such recommended Service Bulletin change is not cost effective for Northwest. In the event of a disagreement between Bombardier and Northwest as to the cost-effectiveness of a recommended Service Bulletin change proposed by Bombardier, Northwest will explain its financial analysis used to evaluate the implementation of such recommended Service Bulletin;

                     b) Material costs incurred to repair damages resulting from accidents, foreign object damage (FOD), negligence in maintaining the Aircraft or for modification of the Aircraft which is capitalized by Northwest (except for actions on Airworthiness Directives);

                     c) Credits, warranty payments, guarantee payments or other payments such as parts or services at reduced cost that Bombardier or vendors have made that compensate Northwest for or reduce Northwest's direct maintenance cost;

                     d) Scheduled maintenance checks which are not accomplished consistent with Northwest's standard maintenance practices; and

                     e) Material costs incurred due to shipping, transportation and handling delays.

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3.0   CALCULATION OF COST

      3.1      AIRFRAME DIRECT MAINTENANCE MATERIAL COST ("ADMMC")

               The ADMMC is defined as the annual cost of material consumed, which excludes initial provisioning purchases, for the direct airframe maintenance of the Aircraft, less any transportation, duties, taxes or license fees. Notwithstanding Northwest's internal cost allocation system, all expendables and all elements of indirect material such as cleaning supplies, consumable tools, hydraulic fluids, oils and greases, welding supplies, sealants, paints, protective coatings, adhesives or material resulting from damage, misuse, or misdiagnosis (no fault found) provided such no fault founds were not a result of Northwest's following Bombardier's built in elctronic test equipment and/or troubleshooting procedures are excluded from the calculation of ADMMC.

      3.2      AIRFRAME DIRECT OUTSIDE SERVICE COST ("ADOSC")

               The ADOSC is defined as the annual cost expended in outside services for repair of rotable parts. The ADOSC shall include the total outside service charges of both labour and material costs, but excluding transportation and taxes.

      3.3      HOURLY AIRFRAME DIRECT MAINTENANCE ROTABLE COST ("ADMRC")

               The following formula shall be used to calculate the annual hourly ADMRC:

               ADMRC     =     ADMMC + ADOSC
                               -------------
                                     T
               Where:

               ADMMC     =     Airframe Direct Maintenance Material Cost,

               ADOSC     =     Airframe Direct Outside Service Cost,

               T         = Total flight hours for the Aircraft recorded for the
                           applicable year.

4.0   CREDIT CALCULATION

      4.1 The ADMRC calculated in accordance with sub paragraph 3.3 hereof shall be compared by Bombardier against the ADMRG on an annual basis.

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      4.2      If the ADMRC exceeds the ADMRG for the applicable year, Northwest will be credited with a compensation credit ("Qb") calculated in accordance with the following formula:

               Qb         =      [*]

               Where:

               Qb         =      Northwest's compensation credit in dollars when
                                 Qb is positive,

               ADMRC      =      The ADMRC values for the relevant year,

               ADMRG      =      Airframe Direct Maintenance Rotables Guarantee
                                 defined in Article  2.1 hereof,

               T          =      Same meaning as used in Article 3.3, above

      4.3 If the ADMRC is less than the ADMRG for the applicable year, Bombardier shall accrue an incentive credit ("Qs") which shall be used as an offset against any potential liabilities of Bombardier during the term of this letter agreement in accordance with the following formula:

               Qs         =      [*]

               Where:

               Qs         =      Bombardier's incentive credit in dollars when
                                 Qs is positive.

               ADMRC, ADMRG and T shall have the same meaning as used in
               Article 4.2 above.

5.0   [*]

      [*]

      6.1      AIRFRAME DIRECT MAINTENANCE EXPENDABLE COST ("ADMEC")

               The ADMEC is defined as the annual cost of expendables consumed, which excludes initial provisioning purchases, for the direct airframe maintenance of the Aircraft, less any transportation, duties, taxes or license fees. Notwithstanding

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               Northwest's internal cost allocation system, all elements of indirect material such as cleaning supplies, consumable tools, hydraulic fluids, oils and greases, welding supplies, sealants, paints, protective coatings, adhesives, or material resulting from damage, misuse, or misdiagnosis (no fault found) provided such no fault founds were not a result of Northwest's following Bombardier's built in electronic test equipment and/or troubleshooting procedures or misuse are excluded from the calculation of ADMEC.

      6.2      HOURLY AIRFRAME DIRECT EXPENDABLE COST ("ADEC")

               The following formula shall be used to calculate the annual hourly ADMEC:

               ADEC       =      ADMEC
                                 -----
                                   T
               Where:

               ADMEC      =      Airframe Direct Maintenance Expendable Cost,

               T          =      Total flight hours for the Aircraft recorded
                                 for the applicable year.

7.0   CREDIT CALCULATION

      7.1 The ADEC calculated in accordance with Article 6.2 hereof shall be compared by Bombardier against the ADMEG on an annual basis.

      7.2 If the ADEC exceeds the ADMEG for the applicable year, Northwest will be credited with a compensation credit ("Qd") calculated in accordance with the following formula:

               Qd         =      [*]

               Where:

               Qd         =      Northwest's compensation credit in dollars when
                                 Qd is positive,

               ADEC       =      The ADEC values for the relevant year,

               ADMEG      =      Airframe Direct Maintenance Expendable
                                 Guarantee defined in sub Article 2.1 hereof,

               T          =      Same meaning as used in Article 6.2, above

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      7.3      If the ADEC is less than the ADMEG for the applicable year,
               Bombardier shall accrue an incentive credit ("Qt") which shall be used as an offset against any potential liabilities of Bombardier during the term of this letter agreement in accordance with the following formula:

               Qt         =      [*]

               Where:

               Qt         =      Bombardier's incentive credit in dollars when
                                 Qs is positive.

               ADEC, ADMEG and T shall have the same  meaning as used in Article
               7.2 above.

8.0   [*]

      [*]

9.0   AUDIT

      Upon five (5) business days prior written notification by Bombardier to Northwest and at Bombardier's expense, Bombardier shall have the right during normal business hours to audit all charges reported under this letter agreement, Northwest's applicable maintenance practices and procedures, and applicable Aircraft records, where normally and customarily maintained, relative to maintenance, Airworthiness Directives, Mandatory and Optional Service Bulletin incorporation and modification of the Aircraft. Such audit shall not interfere with the conduct of business by Northwest nor shall Northwest be required to undertake or incur additional liability or obligations with respect to the audit.

10.0  REPORTING

      10.1 Bombardier shall provide a quarterly report to Northwest on the status of the Airframe direct maintenance cost based on data submitted by Northwest and approved by Bombardier. Failure of Northwest to provide the required data for a period of one hundred and eighty (180) days, in spite of Bombardier's repeated notices of such failure thirty (30) or more and sixty (60) days or more from the initial failure to report, shall void this letter agreement. [*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

      10.2 The Airframe Direct Maintenance Cost Guarantee was based upon the assumptions outlined in the Appendix to this letter agreement. Any deviation from the assumptions outlined in the Appendix shall cause a modification in the Airframe Direct Maintenance Cost Guarantee by Bombardier.

11.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

12.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void with respect to any undelivered Aircraft. The terms and conditions of this letter agreement will continue to apply, albeit with revised guarantee values to reflect a reduction in the number of Aircraft or changed circumstances, as applicable, to the Aircraft delivered prior to the date of termination.

13.0 This letter agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Articles 19.1 and 19.2 of the Agreement are fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------
Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT

Accepted and Agreed to this _____ day of July 2001

by Northwest Airlines, Inc.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

--------------------
Gregory A. May
Vice President -- Aircraft Transactions


LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                   APPENDIX A

AIRFRAME DIRECT MAINTENANCE COST GUARANTEE

GUARANTEE VALUE ASSUMPTIONS

The following is a listing of all assumptions used to establish the ADMCG per flight hour. It is understood by the parties that these assumptions may change in which case the parties, with mutual agreement, will adjust the ADMCG.

All costs are based upon Specification.

[*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                   APPENDIX B

ADMCG ECONOMIC ADJUSTMENT FORMULA

The ADMCG economic adjustment will be calculated using the following Guarantee Adjustment (GA) Formula. The ADMCG term is specified in Section 2.1.1 of the letter agreement.

GA =  G1 - G0

Where G1 =

GA =  ADMCG Value Adjustment

G0 =  ADMCG Value

G1    ADMCG Value adjusted to the current year

L1 = the current year index for labour obtained by calculating the arithmetic average of the labour indexes published by the United States Department of Labour Statistics - Employment Cost Index (Series ID:
      ECU28122I) for the fourth, fifth and sixth months prior to the month in the current year which defines the ADMCG term.

L0 = [*] which equals the [*] index for labour obtained by calculating the arithmetic average of the labour indexes published by the United States Department of Labour Statistics - Employment Cost Index (Series ID:
      ECU28122I) for the fourth, fifth and sixth months prior to the date specified in Appendix A, Article 2 of this letter agreement.

M1 = the current year index for material obtained by calculating the arithmetic average of the material indexes published by the United States Department of Labour - Material Industrial Commodities, Producer Price Index, (Series ID: WPU142) for the fourth, fifth and sixth months prior to the month in the current year which defines the ADMCG term.

M0 = [*] which equals the [*] index for material obtained by calculating the arithmetic average of the material indexes published by the United States Department of Labour - Material Industrial Commodities, Producer Price Index (Series ID: WPU142) for the fourth, fifth and sixth months prior to the date specified in Appendix A, Article 2 of this letter agreement.

If, during any economic adjustment period, G1 is less than G0, G1 will be deemed to equal G0.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                   APPENDIX C

ATA CHAPTER DIRECT MAINTENANCE COST ESTIMATES

[*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

Letter Agreement No. 11 to Purchase Agreement No. PA-0498 dated July 6, 2001 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and Northwest Airlines Inc. ("Northwest") relating to the purchase of seventy-five (75) Canadair Regional Jet Aircraft.

[*]

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0   [*]

      In consideration of Northwest having entered into the Agreement, Bombardier will provide [*]

[*]

6.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

7.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

8.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President -- Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 12 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

[*]

This Letter Agreement, when accepted and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

[*]

5.0 The provisions of this letter agreement are personal to Northwest and shall not be assigned or otherwise disposed of by Northwest.

6.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

7.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President -- Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001


Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA


Gentlemen,

LETTER AGREEMENT NO. 13 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

CRJ-440-LR PERFORMANCE GUARANTEE

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0   AIRCRAFT CONFIGURATION

      The guarantees listed below are based on the CRJ-440-LR aircraft configurations ("Aircraft") as defined in Canadair Type Specification RAD-601R-206, issue NC with addition of Northwest Selected Optional Features and equipped with GE CF34-3B1 engines as defined in GE Engines Specification E1271A. The weight data corresponds to the [*]

1.1   TERM OF THE GUARANTEE

      The period for which the provisions of this letter agreement shall be effective (the "Term of the Guarantee") shall commence with the delivery of the first Aircraft (CRJ-440 and/or CRJ-200) and [*]

2.0   PERFORMANCE GUARANTEES

[*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

7.0 The provisions of this letter agreement are personal to Northwest and, except as agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

8.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

9.0 In the event of termination of the Agreement, this letter agreement shall automatically become null and void.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace

REGIONAL AIRCRAFT


Accepted and Agreed to this _____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President -- Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

          APPENDIX A - PRE-DELIVERY PERFORMANCE VERIFICATION TEST PLAN

          The following test techniques and procedures will be used for each of the Northwest's Aircraft that will be tested.

[*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 14 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

CRJ-200-LR PERFORMANCE GUARANTEE

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0   AIRCRAFT CONFIGURATION

      The guarantees listed below are based on the CRJ-200-LR aircraft configuration ("Aircraft") as defined in Canadair Type Specification RAD-601R-202, issue B with addition of Buyer Selected Optional Features and equipped with GE CF34-3B1 engines as defined in GE Engines Specification E1271A. [*]

1.1   TERM OF THE GUARANTEE

      The period for which the provisions of this letter agreement shall be effective (the "Term of the Guarantee") shall commence with the delivery of the first Aircraft [*]

[*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

7.0 The provisions of this letter agreement are personal to Northwest and, except as agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

8.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

9.0 In the event of termination of the Agreement, this letter agreement shall automatically become null and void.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 is fully applicable to this letter agreement.


Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this _____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President -- Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

          APPENDIX A - PRE-DELIVERY PERFORMANCE VERIFICATION TEST PLAN

              [*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

Letter Agreement No.15 to Purchase Agreement No. PA-0498 dated July 6, 2001 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and Northwest Airlines Inc. ("Northwest") relating to the purchase of seventy-five (75) Canadair Regional Jet Aircraft.

      [*]  SPARE PARTS SERVICES

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0   BOMBARDIER PARTS

      1.1 In consideration of Northwest having entered into the above referenced Agreement, Bombardier hereby confirms that the [*]

2.0   INITIAL PROVISIONING SHIPMENTS

      [*]

3.0   [*]

      [*]

4.0   SPARE PARTS [*]

      [*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

      4.1      INITIAL PROVISIONING [*]

               [*]

      4.2      [*]

               [*]

      [*]

      4.4      INSURANCE PARTS

               [*]

5.0   TECHNICAL INFORMATION

      [*]

6.0   [*]

7.0   [*]

[*]

10.0 In the event of the termination of the Agreement, this letter agreement shall automatically become null and void.

11.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

12.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this _____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President - Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  ATTACHMENT A

                                       [*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  ATTACHMENT B

                                       [*]

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  Attachment C
                         Order Type Priority Definitions

For the Order Types identified in Articles 4.2 and 4.3 of the Letter Agreement the following definitions apply;

AOG       - An Aircraft On Ground ("AOG") means (i) an aircraft which requires a
            No Go or a Go If Spare Part to return the aircraft back to revenue service with no other maintenance action or service action available to enable return of the aircraft to revenue service, or (ii) an aircraft which will be in the situation described in clause (i) within the following twenty-four (24) hours.

            [*]


Critical  - A Critical ("Critical") Spare Part requirement is one that, if not filled, will result in an AOG situation within twenty-four (24) hours to ten (10) days.

            [*]


Expedite  - An Expedite ("Expedite") Spare Part is one required in more than ten (10) days but less than the standard committed leadtime.

            [*]


Routine   - A Routine ("Routine") Spare Part is one required within the standard committed leadtime usually to replenish Spare Parts inventories.

            Orders placed by Northwest on Routine basis will be ready for shipment identified by the advice of airwaybill number within committed leadtime.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA


Gentlemen,

LETTER AGREEMENT NO.16 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.


RECONCILIATION

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0   [*]

2.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

3.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

4.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001


by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President -- Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001


Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA


Gentlemen,

Letter Agreement No.17 to Purchase Agreement No. PA-0498 dated July 6, 2001 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and Northwest Airlines Inc. ("Northwest") relating to the purchase of seventy-five (75) Canadair Regional Jet Aircraft.

[*]

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0   [*]

      [*]


2.0 In the event of the termination of the Agreement, this letter agreement shall automatically become null and void.

3.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

4.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001


by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President -- Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

Letter Agreement No. 18 to Purchase Agreement No. PA-0498 dated July 6, 2001 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and Northwest Airlines Inc. ("Northwest") relating to the purchase of seventy-five (75) Canadair Regional Jet Aircraft.

VENDOR MATRIX

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0   [*]

2.0 In the event of the termination of the Agreement, this letter agreement shall automatically become null and void.

3.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

4.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001


by Northwest Airlines, Inc.



--------------------------

Gregory A. May
Vice President -- Aircraft Transactions

LA 0498-18 (Vendor Matrix)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

[*]


LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001


Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA


                     NOISE GUARANTEE FOR CRJ-200 AND CRJ-440

Gentlemen,

LETTER AGREEMENT NO.19 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("BUYER") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

This letter, when accepted by and agreed to by Buyer contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0   Aircraft Configuration

      [*]

[*]

7.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

8.0 The provisions of this letter agreement are personal to Buyer and shall not, except as otherwise provided for in the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

9.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


-------------------

Gregory A. May
Vice President -- Aircraft Transactions

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001


Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

Letter Agreement No.20 to Purchase Agreement No. PA-0498 dated July 6, 2001 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace, Regional Aircraft ("Bombardier") and Northwest Airlines Inc. ("Northwest") relating to the purchase of seventy-five (75) Canadair Regional Jet Aircraft.

[*]

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0   Intent

      [*]

2.0   [*]

      [*]

[*]

6.0   Audit

      Upon five (5) business days prior written notification by Bombardier to Northwest and at Bombardier's expense, Bombardier shall have the right during normal business hours to audit all charges reported under this Letter Agreement, Northwest's applicable maintenance practices and procedures, and applicable Aircraft records, where normally

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

      and customarily maintained, relative to maintenance, Airworthiness Directives, Mandatory and Optional Service Bulletin incorporation and modification of the Aircraft. [*]

[*]

8.0 The provisions of this Letter Agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

9.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft. The terms and conditions of this Letter Agreement will continue to apply, [*], to the Aircraft delivered prior to the date of termination.

10.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.


Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement are fully applicable to this Letter Agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President -- Aircraft Transactions


LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                   APPENDIX A

                                       [*]

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO.21 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT

[*]

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0   [*]

2.0   [*]

3.0   [*]

4.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

5.0 The provisions of this letter agreement are personal to Northwest and shall not, except as otherwise provided for in the Agreement, be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

6.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Articles 19 of the Agreement are fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001

by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President -- Aircraft Transaction

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 22 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

[*]

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein shall have the same meaning as in the Agreement.

1.0   [*]

2.0   [*]

3.0   [*]

4.0   [*]

5.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

6.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise provided in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

7.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.



--------------------------

Anthony Prezioso
Manager, Contracts

BOMBARDIER AEROSPACE
REGIONAL AIRCRAFT


Accepted and Agreed to this ____ day of July 2001


by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President -- Aircraft Transactions

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 23 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

TRAINING ASSISTANCE

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.


1.0   [*]     Training

      Bombardier shall provide at no cost to Northwest [*] training courses identified in the table below [*]. The courses provided are typically as described in [*]. The courses will be provided for the maximum number of students as identified in the table below [*].

      --------------------------------------------------------
      TRAINING COURSE   COURSE       NUMBER       MAXIMUM
                        DURATION     OF           NUMBER OF
                                     COURSES      STUDENTS
      --------------------------------------------------------
              [*]         [*]         [*]          [*]
      --------------------------------------------------------
              [*]         [*]         [*]          [*]
      --------------------------------------------------------
              [*]         [*]         [*]          [*]
      --------------------------------------------------------
              [*]         [*]         [*]          [*]
      --------------------------------------------------------

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

2.0   Computer Based Training - Maintenance

      [*]

3.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

4.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

5.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.

Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts

Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this _____ day of July 2001


by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President - Aircraft Transactions

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                             LETTER AGREEMENT NO. 24
                           FINANCING SUPPORT AGREEMENT

July 6, 2001

Northwest Airlines, Inc.
Department A4010
5101 Northwest Drive
St. Paul, MN
55111-3034  USA

Attention:  Daniel B. Matthews
          Senior Vice President & Treasurer

LETTER AGREEMENT NO. 24 TO PURCHASE AGREEMENT NO. 0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES, INC. (FOR PURPOSES OF THIS LETTER AGREEMENT "BUYER") [*]

Gentlemen:

[*]

      11.0 The provisions of this Letter Agreement are personal to Buyer and, except as otherwise agreed, shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

      12.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

      13.0 Except for the provisions of Section 15.0 (which shall survive), in the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

      14.0 Bombardier agrees that it, will not make any public statement or authorize the publication of any press release disclosing any of the terms of the financing contained in this Letter Agreement or Attachment 1 hereto without the prior review and written approval of Northwest Airlines, Inc.'s Treasury and Corporate Communications Departments. Bombardier will require agreement to this provision from other financing parties, including but not limited to [*]

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

      15.0     [*]

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this Letter Agreement.


Yours truly,


---------------------------
Anthony Prezioso
Manager, Contracts              Acknowledged and agreed
                                Northwest Airlines, Inc.
Bombardier Aerospace

Regional Aircraft
                                ---------------------------
                                By:      Daniel B. Matthews
                                         Senior Vice President and Treasurer




                                Date:
                                       ---------------------------

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                  ATTACHMENT 1 TO LETTER AGREEMENT NO. 0498-24

[*]

Yours very truly,


-----------------------------
Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
Regional Aircraft


Northwest Airlines, Inc.


Per:
      --------------------------

      Mr. Daniel Matthews
      Senior Vice President and Treasurer

Date:
      --------------------------

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                         BOMBARDIER / NORTHWEST AIRLINES

                                       [*]


LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                           SCHEDULE 1 TO ATTACHMENT 2

                                       [*]


[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA

Gentlemen,

LETTER AGREEMENT NO. 25 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 As a consequence of [*], Northwest and Bombardier have collaborated on a number of initiatives associated with the management tool known as "Six Sigma". Six Sigma is, among other things, a system for measuring and analyzing data pertaining to an organization's processes, implementing changes to those processes and controlling such changes, all with the objective of reducing cycle time and ultimately operating costs. Bombardier and Northwest believe there may still be mutual benefits to be achieved with respect to process improvements in areas affecting Northwest, and as a result, the parties agree to [*] the time frame of the Delivery Schedule of Aircraft purchased under the Agreement.

3.0 In consideration of entering into the Agreement, Bombardier and Northwest agree to measure their respective performance under the Agreement in areas to be agreed upon, in accordance with the Six Sigma methodology. The areas of performance may include, without limitation, the following: Aircraft definition, delivery process, warranty claims process, spare parts delivery and Aircraft reliability. Where considered appropriate and beneficial, the parties agree to set up joint Six Sigma projects to improve the processes concerned. Northwest and Bombardier may together determine other areas of operation for which a Six Sigma project including Northwest's participation would be appropriate.

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

3.0   [*]

4.0 The provisions of this letter agreement are personal to Northwest and, except as agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

5.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

6.0 In the event of termination of the Agreement, this letter agreement shall automatically become null and void.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.


Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Accepted and Agreed to this _____ day of July 2001


by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President -- Aircraft Transactions


LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001


Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA


Gentlemen,

LETTER AGREEMENT NO. 26 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

AIRCRAFT HEAVY MAINTENANCE AGREEMENT

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.


1.0 In consideration of Northwest having entered into the above referenced Agreement, Bombardier will provide, subject to Northwest entering into an Aircraft Heavy Maintenance Service Agreement, a long-term heavy maintenance, multi-year inspection program on a "price per flight hour" basis (the "Aircraft Heavy Maintenance Program"). [*]

2.0   [*]

3.0   [*]

4.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

5.0 This letter agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

6.0 The provisions of this letter agreement are personal to Northwest and, except as otherwise agreed in the Agreement, shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.


Yours very truly,
Bombardier Inc.



--------------------------

Anthony Prezioso
Manager, Contracts

Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this _____ day of July 2001


by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President - Aircraft Transactions

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

July 6, 2001

Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, Minnesota
55111-3034 USA


Gentlemen,

LETTER AGREEMENT NO. 27 TO PURCHASE AGREEMENT NO. PA-0498 DATED JULY 6, 2001 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. REPRESENTED BY BOMBARDIER AEROSPACE, REGIONAL AIRCRAFT ("BOMBARDIER") AND NORTHWEST AIRLINES INC. ("NORTHWEST") RELATING TO THE PURCHASE OF SEVENTY-FIVE (75) CANADAIR REGIONAL JET AIRCRAFT.

      [*] ASSIGNMENT RIGHTS

This letter, when accepted by and agreed to by Northwest contemporaneously with the execution of the Agreement, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 Within thirty (30) days from the execution of the Agreement, the parties shall execute a Contract Change Order [*]

2.0 In the event of the termination of the Agreement, this letter agreement shall become automatically null and void.

3.0 The provisions of this letter agreement are personal to Northwest and shall not be assigned or otherwise disposed of by Northwest without the prior written consent of Bombardier.

4.0 This letter agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Should there be any inconsistency between this letter agreement and the Agreement with respect to the subject matter covered by the terms hereof, this letter agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this letter agreement.


Yours very truly,
Bombardier Inc.


--------------------------

Anthony Prezioso
Manager, Contracts
Bombardier Aerospace
REGIONAL AIRCRAFT


Accepted and Agreed to this _____ day of July 2001


by Northwest Airlines, Inc.


--------------------------

Gregory A. May
Vice President -- Aircraft Transactions

LA 0498-01final (Aircraft Credit Memorandum)

[*] Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                       25